                    EQUITRUST VARIABLE INSURANCE SERIES FUND

                             MONEY MARKET PORTFOLIO
                            HIGH GRADE BOND PORTFOLIO
                                MANAGED PORTFOLIO
                            STRATEGIC YIELD PORTFOLIO
                             VALUE GROWTH PORTFOLIO
                               BLUE CHIP PORTFOLIO

                                   PROSPECTUS

                                  May 1, 2005

Welcome to EquiTrust Variable Insurance Series Fund (the "Fund"), an open-end diversified management investment company consisting of six portfolios (the "Portfolio(s)"), each with its own investment objective(s), investment policies, restrictions and attendant risks. This Prospectus describes each Portfolio in some detail--please read it and retain it for future reference.

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Farm Bureau Life Insurance Company and other affiliated and non-affiliated companies as funding vehicles for certain variable annuity and variable life insurance contracts issued by Farm Bureau Life Insurance Company and other affiliated and non-affiliated companies and are not offered directly to the public.

An investment in a Portfolio of the Fund is not a bank deposit and is not insured, guaranteed or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES
    OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             EquitTrust Mutual Funds
                             5400 University Avenue
                           West Des Moines, Iowa 50266
                                  877-860-2904

                                                               TABLE OF CONTENTS

DEFINITIONS                                                                  3

MONEY MARKET PORTFOLIO                                                       4

HIGH GRADE BOND PORTFOLIO                                                    6

MANAGED PORTFOLIO                                                            8

STRATEGIC YIELD PORTFOLIO                                                   10

VALUE GROWTH PORTFOLIO                                                      12

BLUE CHIP PORTFOLIO                                                         15

FEES AND EXPENSES                                                           17

STRATEGIC YIELD PORTFOLIO STRATEGY                                          18

PRINCIPAL RISK FACTORS                                                      19

     General Discussion of Risks                                            19

     Risk/Return Curve                                                      20

     Types of Investment Risk                                               21

     Higher Risk Securities and Practices                                   23

HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES                            25

     Foreign Securities                                                     25

     Lower-Rated Debt Securities                                            25

     When-Issued and Delayed Delivery Transactions                          26

     Mortgage-Backed Securities                                             27

     Asset-Backed Securities                                                27

     Covered Call Options                                                   28

     Capital Securities                                                     28

     Securities Lending                                                     28

     Short-Term Trading                                                     29

PORTFOLIO MANAGEMENT                                                        29

OTHER INFORMATION                                                           30

     Distributor                                                            30

     Net Asset Value                                                        31

     Investor Education and Protection                                      31

     Shareholders                                                           32

     Disruptive Trading Practices                                           32

     Distributions and Taxes                                                33

FINANCIAL HIGHLIGHTS                                                        35

ADDITIONAL INFORMATION                                                      38

     Annual/Semi-Annual Reports to Shareholders                             38

     Statement of Additional Information                                    38

DEFINITIONS

     ADVISER: The Fund's investment adviser, EquiTrust Investment Management Services, Inc.

     EQUITY SECURITIES: Common stock, preferred stock and warrants or rights to acquire common stock.

     FOREIGN ISSUERS: Companies organized outside the United States whose securities are traded on U.S. exchanges and payable or denominated in U.S. dollars.

     HIGH GRADE: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (e.g., A or higher by either Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality. (See Appendix A to the Statement of Additional Information for an explanation of ratings.)

     INVESTMENT GRADE: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality. (See Appendix A to the Statement of Additional Information for an explanation of ratings.)

     PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

     SAI: The Fund's Statement of Additional Information, or SAI, contains additional information about the Fund and the Portfolios. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this Prospectus.

                             MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio intends to maintain a stable value of $1.00 per share.

PRINCIPAL RISKS
WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?

As with any money market fund, the yield paid by the Portfolio will vary with changes in interest rates. Also, there is a possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of your investment. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates. To the extent that it invests in certain securities, the Portfolio may be affected by additional risks relating to REPURCHASE AGREEMENTS (credit risk), SHORT-TERM TRADING (market risk, as well as potentially higher transaction costs) and when-issued securities (market, opportunity and leverage risks). However, these risks are lessened by the high quality of the securities in which the Portfolio invests.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on "Risks."

PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

This Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 95% of the Portfolio's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Portfolio's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI. The Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.

[SIDENOTE]

INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?

You may want to invest more of your assets in this Portfolio if you:

-    require stability of principal

- are seeking a mutual fund for the cash portion of an asset allocation program

-    need to "park" your money temporarily within the Fund

                                       or

-    consider yourself a saver rather than an investor

You may want to invest fewer of your assets in this Portfolio if you:

-    are seeking an investment that is likely to outpace inflation

- are investing for retirement or other goals that are many years in the future

                                       or

-    are investing for growth or maximum current income

PERFORMANCE RECORD

The following bar chart provides an illustration of the performance of the Money Market Portfolio for each of the last ten years since its inception. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio.

Please remember that past performance is no indicator or guarantee of the results that the Money Market Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

[CHART]

                                 ANNUAL RETURNS

CALENDAR YEARS    PERCENT
95                 5.47%
96                 4.90%
97                 5.07%
98                 5.00%
99                 4.53%
2000               5.85%
2001               3.51%
2002               1.16%
2003               0.52%
2004               0.74%

BEST QUARTER:      4Q/00   1.51%
WORST QUARTER:     3Q/03   0.11%

The following table compares the average annual total returns of the Money Market Portfolio to those of the Merrill Lynch 90 Day T-Bill Index over the periods shown. The 90 Day T-Bill Index is a widely recognized index of three-month Treasury bills. The 90 Day T-Bill Index figures do not reflect any fees or expenses and one cannot invest directly in the Index.

                           AVERAGE ANNUAL TOTAL RETURN
                     (for periods ending December 31, 2004)

                                                           ONE YEAR   FIVE YEARS   TEN YEARS
                                                           --------   ----------   ---------
     MONEY MARKET PORTFOLIO                                  0.74%       2.34%       3.66%
     90-DAY T-BILL INDEX                                     1.33%       2.95%       4.14%

The performance data was calculated after deducting all fees and charges actually incurred by the Money Market Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

                            HIGH GRADE BOND PORTFOLIO

INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks to generate as high a level of current income as is consistent with investment in a diversified portfolio of high grade income-bearing debt securities.

PRINCIPAL RISKS
WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?

As with most income mutual funds, the Portfolio is subject to INTEREST RATE RISK. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic and worldwide economic conditions. In addition, the Portfolio is subject to CREDIT RISK and MARKET RISK. Loss of money is a risk of investing in this Portfolio.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on "Risks."

PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

To keep current income relatively stable and to limit share price volatility, under normal circumstances, the Portfolio invests at least 80% of its net assets plus the amount of any borrowings for investment purposes, in high grade bonds and intends to maintain an intermediate (typically 2-7 years) average portfolio duration.

The Portfolio may invest in a broad range of debt securities of domestic corporate and government issuers, including the following:

     - CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations

     - U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     - OTHER DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions and others which, although not rated by a national rating service, are considered by the Portfolio's investment adviser to have an investment quality equivalent to the three highest categories; and

     - OTHER SECURITIES: convertible debt securities and convertible and nonconvertible preferred stocks rated in the three highest categories by an NRSRO.

A detailed description of the rating categories is contained in Appendix C to the SAI.

[SIDENOTE]

INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?

You may want to invest more of your assets in this Portfolio if you:

-    are seeking an investment that generates a regular stream of income

- are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

-    want to diversify your investments

- are seeking a mutual fund for the income portion of an asset allocation program

                                       or

-    are retired or nearing retirement

You  may want to invest fewer of your assets in this Portfolio if you:

-    are investing for maximum return over a long time horizon

                                       or

-    require absolute stability of your principal

PERFORMANCE RECORD

The following bar chart provides an illustration of the performance of the High Grade Bond Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio.

Please remember that past performance is no indicator or guarantee of the results that the High Grade Bond Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

[CHART]

                                 ANNUAL RETURNS

CALENDAR YEARS     PERCENT
95                 14.26%
96                  5.94%
97                 10.24%
98                  7.51%
99                 (0.46%)
2000               11.14%
2001                9.10%
2002                8.37%
2003                5.43%
2004                4.30%

BEST QUARTER:      1Q/95    4.58%
WORST QUARTER:     2Q/04   (1.90)%

The following table compares the average annual total returns of the High Grade Bond Portfolio to those of the Lehman Brothers U.S. Aggregate Index ("Lehman Aggregate Index") over the periods shown. The Lehman Aggregate Index is a widely recognized, unmanaged index of fixed income performance. The Lehman Aggregate Index figures do not reflect any fees or expenses and one cannot invest directly in the Lehman Aggregate Index.

                           AVERAGE ANNUAL TOTAL RETURN
                     (for periods ending December 31, 2004)

                                                           ONE YEAR   FIVE YEARS   TEN YEARS
                                                           --------   ----------   ---------
     HIGH GRADE BOND PORTFOLIO                               4.30%       7.64%       7.51%
     LEHMAN BROTHERS U.S. AGGREGATE INDEX                    4.34%       7.71%       7.72%

The performance data was calculated after deducting all fees and charges actually incurred by the High Grade Bond Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

                                MANAGED PORTFOLIO

INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks the highest level of total return through income and capital appreciation.

PRINCIPAL RISKS
WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?

As with any mutual fund that invests in stocks and bonds, the Portfolio is subject to MARKET AND INTEREST RATE RISKS. Loss of money is a risk of investing in this Portfolio.

To the extent that it invests in certain securities, the Portfolio may be affected by additional risks relating to NON-INVESTMENT GRADE SECURITIES (above-average credit, market and other risks, i.e., junk bonds), SECURITIES OF FOREIGN ISSUERS (currency, information, natural event and political risks), and MORTGAGE-BACKED SECURITIES (credit, extension, prepayment and interest rate risks). These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on "Risks."

In general, the Managed Portfolio may be subject to any of the principal risks discussed in connection with the Value Growth, High Grade Bond and Money Market Portfolios.

PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

The Portfolio pursues its objective through a fully managed investment policy consisting of investment in the following three market sectors: (1) common stocks and other equity securities, (2) high grade debt securities and (3) money market instruments.

The Portfolio's investment policy for the equity sector is to invest in both value-oriented securities of the type in which the Value Growth Portfolio invests and securities of those companies that display more traditional growth characteristics such as established records of growth in sales and earnings. The Portfolio's criteria for selecting debt and money market investments are the same as those employed for the primary investments by the High Grade Bond and Money Market Portfolios, respectively. There are no restrictions as to the proportions of one or another type of security which the Portfolio may hold. Accordingly, at any given time, the Portfolio may be substantially invested in equity securities, debt securities or money market instruments.

[SIDENOTE]

INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?

You may want to invest more of your assets in this Portfolio if you:

- are looking for a more conservative alternative to a growth-oriented mutual fund

-    want a well-diversified and relatively stable investment allocation

-    need a core investment

- seek above-average total return over the long-term irrespective of its source

                                       or

- are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment program

You may want to invest fewer of your assets in this Portfolio if you:

-    are investing for maximum return over a long time horizon

                                       or

-    require a high degree of stability of your principal

PERFORMANCE RECORD

The following bar chart provides an illustration of the performance of the Managed Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio.

Please remember that past performance is no indicator or guarantee of the results that the Managed Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

[CHART]

                                 ANNUAL RETURNS

CALENDAR YEARS     PERCENT
95                 25.69%
96                 17.39%
97                 10.67%
98                 (8.71%)
99                 (3.45%)
2000               27.39%
2001                8.12%
2002               (1.80%)
2003               22.72%
2004                8.58%

BEST QUARTER:      2Q/03   11.89%
WORST QUARTER:     3Q/98   (8.03)%

The following table compares the average annual total returns of the Managed Portfolio to those of the Standard & Poor Corporation's Composite Index of 500 Common Stocks ("S&P 500 Index") over the periods shown. The S&P 500 Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely-held common stocks. The S&P 500 Index figures do not reflect any fees or expenses and one cannot invest directly in the Index.

                           AVERAGE ANNUAL TOTAL RETURN
                     (for periods ending December 31, 2004)

                                                           ONE YEAR   FIVE YEARS   TEN YEARS
                                                           --------   ----------   ---------
     MANAGED PORTFOLIO                                       8.58%      12.50%       10.00%
     S&P 500 INDEX                                          10.87%      (2.30)%      12.05%

The performance data was calculated after deducting all fees and charges actually incurred by the Managed Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

                            STRATEGIC YIELD PORTFOLIO

INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.

PRINCIPAL RISKS
WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?

This Portfolio is subject to above-average INTEREST RATE and CREDIT RISKS. You should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a risk of investing in this Portfolio.

Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in poor financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on "Risks."

PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

The Portfolio invests primarily in lower-rated, higher-yielding income-bearing debt securities, including "junk" bonds. Under normal market conditions, the Portfolio invests its assets in debt and other income-bearing securities rated Baa/BBB or lower by an NRSRO (and their unrated equivalents); or in other high-yielding securities the Adviser believes offer attractive risk/return characteristics. Junk bonds are those rated, at the time of purchase, below the fourth credit grade by an NRSRO (e.g., Ba/BB or below by Moodys/S&P) or unrated securities that the Adviser determines are of comparable quality. The Portfolio generally does not invest in bonds rated Ca/CC or lower unless the Adviser believes that the financial condition of the issuer or the protection afforded to the security is stronger than the rating would otherwise indicate. (See Appendix C to the SAI for an explanation of ratings.) See page 18 of this Prospectus for additional information regarding the primary investment strategy for the Portfolio.

[SIDENOTE]

INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?

You may want to invest more of your assets in this Portfolio if you:

- are seeking higher potential returns than most bond mutual funds provide and are willing to accept significant risk of volatility

-    want to diversify your investments

- are seeking a mutual fund for the income portion of an asset allocation program

                                       or

- are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment program

You may want to invest fewer of your assets in this Portfolio if you:

-    desire relative stability of your principal

                                       or

-    are investing for maximum return over a long time horizon

PERFORMANCE RECORD

The following bar chart provides an illustration of the performance of the Strategic Yield Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio.

Please remember that past performance is no indicator or guarantee of the results that the Strategic Yield Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

[CHART]

                                 ANNUAL RETURNS

CALENDAR YEARS    PERCENT
95                 15.15%
96                 12.65%
97                 12.07%
98                  6.88%
99                 (0.75%)
2000                3.05%
2001                9.22%
2002                5.43%
2003               11.97%
2004                8.94%

BEST QUARTER:      1Q/01    5.98%
WORST QUARTER:     3Q/99   (1.60)%

The following table compares the average annual total returns of the Strategic Yield Portfolio to those of the U.S. Lehman Brothers Credit Investment Grade & High Yield Index ("Lehman Credit Index") over the periods shown. The Lehman Credit Index is a widely recognized, unmanaged index of corporate and high yield bond market performance. The Lehman Credit Index figures do not reflect any fees or expenses and one cannot invest directly in the Lehman Credit Index.

                           AVERAGE ANNUAL TOTAL RETURN
                     (for periods ending December 31, 2004)

                                                           ONE YEAR   FIVE YEARS   TEN YEARS
                                                           --------   ----------   ---------
     STRATEGIC YIELD PORTFOLIO                               8.94%       7.68%       8.36%
     U.S. LEHMAN BROTHERS CREDIT INVESTMENT
      GRADE AND HIGH YIELD INDEX                             6.50%       8.45%       8.40%

The performance data was calculated after deducting all fees and charges actually incurred by the Strategic Yield Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

                            VALUE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks long-term capital appreciation.

PRINCIPAL RISKS
WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?

As with any mutual fund that invests in equity securities, this Portfolio is subject to MARKET RISK and FINANCIAL RISK. Loss of money is a risk of investing in this Portfolio. Because the Portfolio invests primarily in value stocks, it is subject to the RISKS OF VALUE INVESTING. Value stocks may never reach what the Adviser believes is their full market value and, even though they are undervalued, such stocks may decline further in value.

Further, while the Portfolio's investments in value stocks may limit the overall downside risk of the Portfolio over time, the Portfolio may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. The equity securities in which the Portfolio invests include the equity securities of "special situation" companies. The Portfolio's investments in special situation companies bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked or a bankruptcy may not be as profitably resolved as had been expected. Investments in medium- and smaller-size companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger-size companies. Because the securities of most medium- and smaller-size companies are not as broadly traded as those of larger-size companies, these securities are often subject to wider and more abrupt fluctuations in the market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger-size companies. In addition, medium- and smaller-size companies generally have fewer assets available to cushion an unforeseen adverse occurrence. Therefore, such an occurrence may have a disproportionately negative impact on these companies.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on "Risks."

PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

The Portfolio pursues its investment objective by investing primarily in equity securities of companies that the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market (i.e., "value stocks"). The Portfolio may invest in securities of companies in cyclical industries during periods when such securities appear to the Adviser to have strong potential for capital appreciation. It also may invest in "special situation" companies. Special situation companies are ones that, in the Adviser's opinion, have potential for

[SIDENOTE]

INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?

You may want to invest more of your assets in this Portfolio if you:

-    have longer investment time horizons

- are willing to accept higher ongoing short-term risk for the potential of higher long-term returns

-    want to diversify your investments

- are seeking mutual funds for the growth portion of an asset allocation program

                                       or

- are investing for retirement or other goals that are many years in the future

You may want to invest fewer of your assets in this Portfolio if you:

-    are investing with a shorter investment time horizon in mind

                                       or

- are uncomfortable with an investment whose value may vary substantially significant future earnings growth but have not performed well in the recent past. These companies may include ones with management changes, corporate or asset restructuring or significantly undervalued assets.

The Adviser's strategy with the Portfolio is based on a value-oriented analysis of equity securities. Such an analysis focuses upon evaluations of key financial ratios such as stock price-to-book value, stock price-to-earnings, stock price-to-cash flow and debt-to-total capital. The Adviser attempts to determine the fundamental value of an enterprise using the foregoing ratios and by evaluating the enterprise's balance sheet (e.g., comparing the company's assets with the purchase price of similar recently acquired assets) as well as by using dividend discounting models. The Adviser's use of a value-oriented analysis may often result in the acquisition of equity securities of medium- and smaller-size companies or in securities of companies that are out of favor in the market. Medium-size companies are those with capitalizations of $1.5 billion to $10 billion and smaller-size companies are those with capitalizations less than $1.5 billion.

PERFORMANCE RECORD

The following bar chart provides an illustration of the performance of the Value Growth Portfolio during each of the last ten years. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio.

Please remember that past performance is no indicator or guarantee of the results that the Value Growth Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

[CHART]

                                 ANNUAL RETURNS

CALENDAR YEARS    PERCENT
95                 25.87%
96                 17.65%
97                  6.30%
98                (24.43%)
99                 (6.34%)
2000               16.71%
2001                6.98%
2002              (10.43%)
2003               30.68%
2004               11.53%

BEST QUARTER:      2Q/03   15.69%
WORST QUARTER:     3Q/98  (20.09)%

The following table compares the average annual total returns of the Value Growth Portfolio to those of the S&P 500 Stock Composite Index over the periods shown. The S&P 500 Stock Composite Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely-held common stocks. The S&P 500 Stock Composite Index figures do not reflect any fees or expenses and one cannot invest directly in the Index.

                          AVERAGE ANNUAL TOTAL RETURN
                     (for periods ending December 31, 2004)

                                                           ONE YEAR   FIVE YEARS   TEN YEARS
                                                           --------   ----------   ---------
     VALUE GROWTH PORTFOLIO                                  11.53%     10.27%        6.15%
     S&P 500 INDEX                                           10.87%     (2.30)%      12.05%

The performance data was calculated after deducting all fees and charges actually incurred by the Value Growth Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

                               BLUE CHIP PORTFOLIO

INVESTMENT OBJECTIVE
WHAT IS THIS PORTFOLIO'S GOAL?

The Portfolio seeks long-term growth of capital and income.

PRINCIPAL RISKS
WHAT ARE THE MAIN RISKS OF INVESTING IN THIS PORTFOLIO?

As with any mutual fund that invests in equity securities, the Portfolio is subject to MARKET RISK and FINANCIAL RISK. The equity securities in which the Portfolio primarily invests are considered "GROWTH STOCKS." Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies, growth potential and broader economic activity. Loss of money is a risk of investing in this Portfolio.

To the extent that the Portfolio invests in larger, more established companies, the Portfolio may underperform in markets that do not favor growth stock funds.

The Portfolio may also be subject to NON-DIVERSIFICATION RISK, the risk that a concentration of the Portfolio's investment in a limited number of companies will expose the Portfolio, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those companies.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus and in the SAI. Before you invest, please carefully read the sections on "Risks."

PRIMARY INVESTMENT STRATEGIES
HOW DOES THIS PORTFOLIO PURSUE ITS OBJECTIVE?

Under normal circumstances, the Portfolio pursues its objective by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of well-capitalized, established companies that the Adviser considers to be "blue chip" companies. The Portfolio focuses on common stocks of approximately 50 large, well-known companies that the Adviser believes to collectively comprise a representative cross-section of major industries. Companies of this type are commonly referred to as "blue chip." Blue chip companies are generally identified by their substantial capitalization, established history of earnings and superior management structure. The Adviser selects particular issuers on the basis of whether they, taken together, reasonably represent a cross-section of major industries, and not on the basis of any analysis of their economic or financial strength or the relative value of the securities. Within the limits of its investment restrictions (found in the SAI), the Portfolio may, from time to time, hold more than 5% of its assets in one or more such companies.

[SIDENOTE]

INVESTOR PROFILE
WHO SHOULD CONSIDER INVESTING IN THIS PORTFOLIO?

You may want to invest more of your assets in this Portfolio if you:

-    are looking for a stock fund that has both growth and income components

-    are looking for a more conservative alternative to a growth-oriented fund

-    need a core investment

-    seek above-average long-term total return

-    are investing for a higher return over a long time horizon

                                       or

- are retired or nearing retirement, if your investment in this Portfolio is held as part of a diversified investment program

-    You may want to invest fewer of your assets in this Portfolio if you:

-    are investing with a shorter time horizon in mind

                                       or

-    require a high degree of stability of your principal

PERFORMANCE RECORD

The following bar chart provides an illustration of the performance of the Blue Chip Portfolio each year since its inception. The bar chart indicates the degree of variability that the Portfolio experienced in its performance from year to year. This reflects the degree of risk of an investment in the Portfolio.

Please remember that past performance is no indicator or guarantee of the results that the Blue Chip Portfolio may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

[CHART]

                                 ANNUAL RETURNS

CALENDAR YEARS   PERCENT
1995              32.81%
1996              21.43%
1997              27.41%
1998              18.91%
1999              20.85%
2000              (8.52%)
2001             (11.28%)
2002             (19.07%)
2003              25.70%
2004               6.07%

BEST QUARTER:      4Q/98    18.14%
WORST QUARTER:     3Q/02   (18.26)%

The following table compares the average annual total returns of the Blue Chip Portfolio to those of the S&P 500 Stock Composite Index over the periods shown. The S&P 500 Stock Composite Index is a widely recognized, unmanaged market capitalization-weighted index of 500 widely-held common stocks. The S&P 500 Stock Composite Index figures do not reflect any fees or expenses and one cannot invest directly in the Index.

                           AVERAGE ANNUAL TOTAL RETURN
                     (for periods ending December 31, 2004)

                                                            ONE YEAR       FIVE YEARS       TEN YEARS
                                                          ------------    ------------     ------------
     BLUE CHIP PORTFOLIO                                          6.07%          (2.62)%           9.97%
     S&P 500 INDEX                                               10.87%          (2.30)%          12.05%#

The performance data was calculated after deducting all fees and charges actually incurred by the Blue Chip Portfolio. During certain periods shown, the Adviser waived portions of its advisory fee thereby lowering expenses for the Portfolio. Also, the performance figures do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If these fees and charges had been reflected, the performance shown would have been less favorable.

                                                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The table does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolios are available for investment.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     Maximum Sales Charge (Load) Imposed on Purchases                 N/A
     Deferred Sales Charge (Load)
       (as a percentage of redemption proceeds)                       N/A
     Maximum Sales Charge (Load) Imposed on Reinvested Dividends      N/A
     Redemption Fee                                                   N/A
     Exchange Fee                                                     N/A

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS)

EXPENSE INFORMATION TO BE UPDATED BY AMENDMENT.

                                                                                        TOTAL ANNUAL
                                                  MANAGEMENT           OTHER           FUND OPERATING
PORTFOLIO                                           FEES              EXPENSES           EXPENSES*
-----------------------------------------------------------------------------------------------------
Value Growth                                        0.45%               0.13%               0.58%
High Grade Bond                                     0.30%               0.15%               0.45%
Strategic Yield                                     0.45%               0.14%               0.59%
Managed                                             0.45%               0.11%               0.56%
Money Market                                        0.25%               0.31%               0.56%
Blue Chip                                           0.20%               0.10%               0.30%


* The Adviser has agreed to reimburse the portfolios annually for total expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of each portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fee paid by the portfolio for such period. During the year ended December 31, 2004, the Adviser further agreed to reimburse any portfolio, to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. For the year ended December 31, 2004, no expense reimbursements were made to the Fund by the Adviser.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each of the Portfolios for the time periods indicated. It also assumes that your investment has a 5% return each year and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PORTFOLIO                                         1 YEAR      3 YEARS      5 YEARS      10 YEARS
---------                                       ----------   ----------   ----------   ----------
Value Growth                                    $       59   $      186   $      324   $      726
High Grade Bond                                 $       46   $      144   $      252   $      567
Strategic Yield                                 $       60   $      189   $      329   $      738
Managed                                         $       57   $      179   $      313   $      701
Money Market                                    $       57   $      179   $      313   $      701
Blue Chip                                       $       31   $       97   $      169   $      381


The expense figures in the example do not reflect the fees and charges of the variable annuity contracts and variable life insurance policies through which the Portfolios are available for investment. If such fees and charges were reflected, the expense figures shown would be higher.

STRATEGIC YIELD PORTFOLIO STRATEGY

     The premise of the Strategic Yield Portfolio is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding debt securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated lower-yielding debt securities. The Adviser attempts to minimize the risks of higher-yielding debt securities by:

          - constructing a portfolio of such securities diversified by industry, geography, maturity, duration and credit quality;

          - performing credit analysis independent of rating agencies and attempting to acquire securities of issuers whose financial position is more sound than ratings would indicate; and

          - acquiring or disposing of particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

     The Adviser's judgment of the risk of any particular security is a function of its experience with higher-yielding debt securities, its evaluation of general economic and securities market conditions, and the financial position of a security's issuer. Under certain market conditions, the Adviser may sacrifice yield in order to adopt a defensive posture designed to preserve capital. A defensive posture could include, among other strategies, acquiring discount securities.

PRINCIPAL RISK FACTORS

GENERAL DISCUSSION OF RISKS

     EQUITY SECURITIES. To the extent that a Portfolio invests in equity securities, it is subject to market risk. In general, stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods. The risk of such a decline is known as market risk. The U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value.

     INCOME-BEARING SECURITIES. To the extent that a Portfolio invests in income-bearing securities, it is subject to the risk of income volatility, market risk (interest rate risk), financial risk (credit risk) and, as to some Portfolio holdings, prepayment/extension risk. Income volatility refers to the degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on such security on a timely basis and is the risk that the issuer could default on its obligations and a Portfolio will lose its investment. In general, market risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline. Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

RISK/RETURN CURVE

     The risk/return curve below demonstrates that for diversified portfolios of securities of the various types, as short-term risk increases, the potential for long-term gains also increases. "Short-term risk" refers to the likely volatility of a portfolio's total return and its potential for gain or loss over a relatively short time period. "Long-term potential gains" means the expected average annual total return over a relatively long time period, such as 20 years.

         HIGH
          ^
          |                                                      /   Emerging Market Stocks
          |                                                     /
          |                                                    /   Aggressive U.S. Stocks
          |                                                   /
          |                                                  /   Large Company International Stocks
          |                                                 /
          |                          Blue Chip Portfolio   /   Typical U.S. Stock Index
                                                          /
         LONG-                   Value Growth Portfolio  /   Conservative U.S. Stocks
         TERM                                           /
       POTENTIAL           Strategic Yield Portfolio*  /   Junk Bonds*
          FOR                                         /
         GAINS                                       /   Typical Balanced Funds
                                Managed Portfolio   /
          |                                        /   BBB Rated Bonds
          |                                       /
          |           High Grade Bond Portfolio  /   AAA Rated Bonds
          |                                     /
          |                                    /   Highly Rated Guaranteed Investment Contracts
          |                                   /
          |          Money Market Portfolio  /   Money Market Securities
          v
         LOW

               LOW < -------------------             SHORT-TERM RISK              ------------------- > HIGH
                                                 (VOLATILITY OF RETURNS)

               * Junk bonds, including those of the type in which the Strategic Yield Portfolio will invest, may prove to have higher short-term risk than is indicated above.

     THIS CURVE DOES NOT INDICATE FUTURE VOLATILITY OR PERFORMANCE. It merely demonstrates the relationship between the on-going short-term risk and the long-term potential for gain of each Portfolio relative to the other Portfolios and other types of investments.

     Each Portfolio has its own investment objectives, investment policies, restrictions and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. NO ONE CAN ASSURE THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE(S) AND INVESTORS SHOULD NOT CONSIDER ANY ONE PORTFOLIO ALONE TO BE A COMPLETE INVESTMENT PROGRAM. AS WITH ALL MUTUAL FUNDS, THERE IS A RISK THAT AN INVESTOR COULD LOSE MONEY BY INVESTING IN A PORTFOLIO. The investment objective(s) of each Portfolio and those investment restrictions of a Portfolio that are designated as fundamental cannot be changed without approval of a majority of the outstanding shares of that Portfolio as defined in the Statement of Additional Information. However, each Portfolio's investment policies and the strategies by which it seeks its objective(s), and those investment restrictions not specifically designated as fundamental, are nonfundamental and may be changed by the Fund's Board of Trustees without shareholder approval.

     Notwithstanding their investment objective(s), each Portfolio may from time to time, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests. As a result of taking such a temporary defensive position, a Portfolio may not achieve its investment objective(s).

     The Value Growth Portfolio and Blue Chip Portfolio are subject to moderate levels of both market and financial risk. The Blue Chip Portfolio is also subject to non-diversification risk.

     The High Grade Bond Portfolio is subject to moderate levels of market and interest rate risk and relatively low levels of credit risk and current income volatility.

     The Strategic Yield Portfolio is subject to relatively high levels of credit and interest rate risk, moderate levels of market risk and relatively low levels of current income volatility.

     The Managed Portfolio is subject to moderate levels of market, credit, financial and interest rate risk and relatively low levels of current income volatility, although current income volatility could be higher if the Portfolio is heavily invested in short-term money market instruments.

     The Money Market Portfolio is subject to little market or credit risk because it invests in high quality short-term investments that reflect current market interest rates. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

TYPES OF INVESTMENT RISK

     CORRELATION RISK. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

     CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

     CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

     CURRENT INCOME VOLATILITY. For income-bearing securities, the risk that the degree and rapidity with which changes in overall market interest rates diminish the level of current income.

     EXTENSION RISK. The risk that a rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

     FINANCIAL RISK. For income bearing securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate causing a decline in the security's value.

     INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

     INTEREST RATE RISK. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

     LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowing) that may not be incurred in taking a non-leveraged position.

     LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

     MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all income-bearing and equity securities and mutual funds that invest in them.

     NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

     NON-DIVERSIFICATION RISK. The risk that a concentration of assets in a limited number of companies will create a greater exposure to losses arising from adverse developments affecting those companies.

     OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     POLITICAL RISK. The risk of losses directly attributable to government actions or political events of any sort.

     PREPAYMENT RISK. The risk that a decline in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

     VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment.

HIGHER RISK SECURITIES AND PRACTICES

SECURITY OR PRACTICE          DESCRIPTION                            RELATED RISKS
----------------------------------------------------------------------------------------------------
American Depository           ADRs are receipts typically issued     Market, currency, information,
Receipts (ADRs)               by a U.S. financial institution        natural event and political
                              which evidence ownership of            risks (i.e., the risks of
                              underlying securities of foreign       foreign securities).
                              corporate issuers. Generally, ADRs
                              are in registered form and are
                              designed for trading in U.S.
                              markets.

Asset-Backed Securities       Securities that represent a            Credit, extension, prepayment
                              participation in, or are secured by    and interest rate risks.
                              and payable from, a stream of
                              payments generated by particular
                              assets.

Capital Securities            Securities issued by trusts or         Credit, liquidity and interest
                              other special purpose entities         rate risks.
                              created to invest in junior
                              subordinated debt securities.
                              Junior subordinated debt ranks
                              before equity securities, but after
                              more senior debt in the event of
                              the issuer's liquidation and
                              usually pays a fixed rate of
                              interest.

Foreign Issuers               Securities of companies organized      Market, currency, information,
                              outside of the United States that      natural event, and political
                              are traded on U.S. exchanges and       risks.
                              payable or denominated in U.S.
                              dollars.

Illiquid Securities           Any investment that may be             Liquidity, valuation and market
                              difficult or impossible to sell at     risks.
                              the time the Portfolio would like
                              to sell it for the price at which
                              the Portfolio values it.

Mortgage-Backed               Securities backed by pools of          Credit, extension, prepayment
Securities                    mortgages, including pass-through      and interest rate risks.
                              certificates, planned amortization
                              classes (PACs), targeted
                              amortization classes (TACs),
                              collateralized mortgage obligations
                              (CMOs), and, when available, pools
                              of mortgage loans originated by
                              credit unions.

Lower-Rated Debt              Investing in debt securities rated     Credit, market, interest rate,
Securities                    below BBB/Baa by S&P/Moody's (I.E.,    liquidity, valuation and
                              "junk" bonds).                         information risks.

Repurchase Agreements         The purchase of a security that the    Credit risk.
                              issuer agrees to buy back later at
                              the same price plus interest.

SECURITY OR PRACTICE          DESCRIPTION                            RELATED RISKS
----------------------------------------------------------------------------------------------------
Restricted Securities         Securities originally issued in a      Liquidity, valuation and market
                              private placement rather than a        risks.
                              public offering. These securities
                              often cannot be freely traded on
                              the open market.

Reverse Repurchase            The lending of short-term debt         Leverage and credit risks.
Agreements                    securities; often used to
                              facilitate borrowing.

Securities Lending            The lending of securities to           Delay in, or failure to return,
                              financial institutions, which          loaned securities, opportunity
                              provide cash or government             risk.
                              securities as collateral.

Shares of Other Investment    The purchase of shares issued by       Market risks and the layering
Companies                     other investment companies. These      of fees and expenses.
                              investments are subject to the fees
                              and expenses of both the Portfolio
                              and the other investment company.

Short-Term Trading            Selling a security soon after          Market risk.
                              purchase or purchasing it soon
                              after it was sold (a Portfolio
                              engaging in short-term trading will
                              have higher turnover and transaction
                              expenses).

Smaller Capitalization        The purchase of securities issued      Market risk.
Companies                     by a company with a market
                              capitalization (i.e., the price per
                              share of its common stock
                              multiplied by the number of shares
                              of common stock outstanding) of
                              less than $1 billion at the time of
                              the Fund's investment.

When-Issued and Delayed       The purchase or sale of securities     Market, opportunity and
Delivery Securities           for delivery at a future date;         leverage risks.
                              market value may change before
                              delivery.

Writing Covered Call          A call option is the right to          Market, correlation, liquidity
Option Contracts on           purchase a security for an             and opportunity risks.
Securities                    agreed-upon price at any time prior
                              to an expiration date. By writing
                              (selling) a call option, a
                              Portfolio gives this right to a
                              buyer for a fee. A "covered" call
                              option contract is one where the
                              Portfolio owns the security subject
                              to the option for as long as the
                              option remains outstanding.

HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES

FOREIGN SECURITIES

     The Value Growth Portfolio and Managed Portfolio each may invest up to 25% of its net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and Strategic Yield Portfolio each may invest up to 25% of its net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio's investment objectives. Investments are made only in securities of foreign issuers that are traded on U.S. exchanges and payable or denominated in U.S. dollars.

     Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic issuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities. The risks of foreign securities investments (including
     ADRs) include market, currency, information, natural event and political risks.

LOWER-RATED DEBT SECURITIES

     The Strategic Yield Portfolio normally invests primarily in income-bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income-bearing securities often do not meet the High Grade or Investment Grade quality level. Securities falling short of Investment Grade are commonly known as "junk bonds." These lower-rated securities are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities and are subject to market risk. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it were required to seek recovery upon a default in the payment of principal or interest on its income-bearing securities. Although some risk is inherent in all securities, holders of income-bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.

     Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with Investment Grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated income-bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower-rated securities are also subject to interest rate and information risk.

     Lower-rated income-bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower-rated high-yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

     A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Adviser anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not so liquid as that for Investment Grade securities. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Adviser to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is likely that a major economic recession could severely affect the market for and the values of lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

     A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. As such, lower-rated securities may be subject to liquidity and valuation risk. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.

     Additional information regarding the rating categories for income-bearing debt securities appears in the appendices of the SAI.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Any of the Portfolios may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Typically, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

     At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Fund's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

     When-issued and delayed delivery transactions may subject the Portfolios to market, opportunity and leverage risks.

MORTGAGE-BACKED SECURITIES

     The High Grade Bond, Strategic Yield and Managed Portfolios each may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. The value of these securities may also change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

     The High Grade Bond, Strategic Yield and Managed Portfolios each may also purchase or sell collateralized mortgage obligations ("CMOs"), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio's investment may be subject to a greater or lesser risk of prepayment (see below) than other types of mortgage-related securities.

     Such securities are subject to credit, extension, prepayment and interest rate risks.

ASSET-BACKED SECURITIES

     The High Grade Bond, Strategic Yield, and Managed Portfolios each may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Advisor expects that other types of asset-backed securities will be offered to investors in the future.

     Such securities are subject to credit, extension, prepayment and interest rate risks.

COVERED CALL OPTIONS

     Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on Portfolio securities representing up to 100% of its net assets in an attempt to enhance investment performance or to reduce the risks associated with investments. A call option gives the purchaser the right to buy, and the writer the obligation to sell, an underlying security at a particular exercise price during the option period. A Portfolio will write call options only on a covered basis, which means that the Portfolio will own the underlying security subject to the call option at all times during the option period. Options written by a Portfolio will normally have expiration dates between three and nine months from the date written. Such options and the securities underlying the option will both be listed on national securities exchanges, except for certain transactions in debt securities and related options need not be so listed.

     The advantage to a Portfolio of writing covered call options is that the Portfolio receives a premium which constitutes additional income, which would serve both to enhance investment performance and to offset in whole or in part any decline in value of the underlying security. However, the disadvantage is that during the option period the Portfolio would give up the potential for capital appreciation above the exercise price if the underlying security were to rise in value; and that, unless a closing purchase transaction is effected, the Portfolio will be required to continue to hold the underlying security for the entire option period, and would bear the risk of loss if the price of the security were to decline. In addition, such transactions may subject the Portfolios to market, correlation, liquidity and opportunity risks.

CAPITAL SECURITIES

     Each Portfolio (other than the Money Market and Blue Chip Portfolios) may invest in capital (trust-preferred) securities. Capital securities are issued by trusts or other special purpose entities created to invest in (or pool) junior subordinated debentures. Capital securities pay interest on a fixed schedule (although issuers often may defer interest payments for up to five years) and have a maturity date. Capital securities have no voting rights and have a preference over common and preferred stock, but stand behind senior debt securities in the event of the issuer's liquidation. The trust or other special purpose entity may terminate and distribute the debentures to holders of the capital securities. Generally, capital securities exhibit characteristics, and entail associated risks, of both debt securities and preferred stock. For purposes of investment limits applicable to a Portfolio, the Fund treats capital securities as debt. For tax purposes, the Internal Revenue Service currently treats them as debt securities as well. In the past, legislation has been proposed that would have changed the tax treatment of capital securities and if this treatment changes in the future, the Adviser would reconsider the appropriateness of continued investment in them.

SECURITIES LENDING

     Each Portfolio may from time to time lend securities (but not in excess of 20% of it's net assets) from it's Portfolio to brokers, dealers and financial institutions, provided that certain conditions are met. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. In addition, if the Portfolio is not able to get the securities it lends back from the borrower on a timely basis, the Portfolio may be exposed to a loss of investment opportunities (i.e. opportunity risk).

SHORT-TERM TRADING

     Each Portfolio may sell securities on a short-term basis to take advantage of market opportunities, to meet anticipated redemption requests or for other similar purposes.

     It is the Money Market Portfolio's intention, generally, to hold securities to maturity. Nevertheless, the Portfolio may sell portfolio securities prior to maturity to realize gains or losses to shorten the Portfolio's average maturity and may reduce or withhold dividends if it deems such actions appropriate to maintain a stable net asset value. In addition, the Portfolio may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short term money market instruments.

PORTFOLIO MANAGEMENT

     EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund's investment adviser and manager pursuant to an Investment Advisory and Management Services Agreement. This relationship has existed since the Fund commenced operations in 1987.

     The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. At December 31, 2004, 62.90% of the outstanding voting power of FBL Financial Group, Inc. was owned in shares of various classes by Iowa Farm Bureau Federation. The following individuals are officers and/or directors of the Adviser and are officers and/or trustees of the Fund:
     William J. Oddy, Dennis M. Marker, Stephen M. Morain, James W. Noyce, John
     M. Paule, JoAnn Rumelhart, Lou Ann Sandburg, Kristi Rojohn, Rob Ruisch, Karen Garza, Rebecca L. Howe, Jennifer Morgan and Jodi Winslow. The Adviser also acts as the investment adviser to individuals, institutions and two other investment companies: EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

     The Adviser handles the investment and reinvestment of the Fund's assets, and is responsible for the overall management of the Fund's business affairs, subject to the review of the Board of Trustees.

     Charles T. Happel and Robert J. Rummelhart serve as managers for various portfolios of the Fund. Mr. Happel, Securities Vice President, joined EquiTrust in 1987 and has served as a Portfolio Manager since 1994. Mr. Happel is primarily responsible for the management of the Value Growth, Managed and Blue Chip Portfolios. Mr. Happel assumed responsibility for these Portfolios on March 1, 2000. He received his undergraduate degree from the University of Northern Iowa and his MBA degree from Drake University and is a Chartered Financial Analyst.

     Mr. Rummelhart, Investment Vice President, is primarily responsible for the management of the High Grade Bond and Strategic Yield Portfolios. Mr. Rummelhart has managed these Portfolios since their inception in 1987. He received his BA and MBA degrees from the University of Iowa and is a Chartered Financial Analyst.

     The SAI contains additional information about the managers' compensation and other accounts they oversee.

     As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows:


                                                                AGGREGATE MANAGEMENT FEES
                                                                PAID TO THE ADVISER DURING
                                               MAXIMUM            THE FISCAL YEAR ENDED
          PORTFOLIO                         MANAGEMENT FEE          DECEMBER 31, 2004
          ---------------------------------------------------------------------------------
          Money Market                           0.25%                $      15,859
          High Grade Bond                        0.30%                $      84,158
          Managed                                0.45%                $     312,909
          Strategic Yield                        0.45%                $     126,623
          Value Growth                           0.45%                $     243,579
          Blue Chip                              0.20%                $     161,819


     The Adviser, at its expense, furnishes the Fund with office space and facilities, equipment, advisory services, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses which include, but are not limited to, the following: net asset value calculations; interest on Fund obligations; miscellaneous reports; membership dues; reports and notices to Shareholders; all expenses of registration of its shares under federal and state securities laws; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; fees of Trustees who are not affiliated with the Adviser; fees and expenses of independent registered public accounting firms, legal counsel, custodian, and transfer and dividend disbursing agents; and other general expenses.

     The Adviser has agreed to reimburse any Portfolio to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of the average daily net assets of that Portfolio for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement agreement will remain in effect as long as the Investment Advisory Agreement remains in effect and cannot be changed without shareholder approval. Additionally, the Adviser has voluntarily agreed to reimburse any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. However, the Adviser is not obligated to continue to reimburse the Portfolios for such expenses beyond December 31, 2004.

OTHER INFORMATION

DISTRIBUTOR

     EquiTrust Marketing Services, LLC (the "Distributor"), an affiliate of the Adviser, serves as principal underwriter and sole distributor of the Fund's shares.

NET ASSET VALUE

     The net asset value ("NAV") per share of each Portfolio is determined as of the earlier of 3:00 p.m. (central time) or the close of regular trading on the New York Stock Exchange ("NYSE"), on each day that (i) the NYSE is open for business, and (ii) an order for purchase or redemption of shares of the Portfolio is received. The NAV per share of each Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.

     The Fund reserves the right to calculate or estimate the NAV of a Portfolio more frequently than once daily if deemed desirable. If the Fund offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for each Portfolio.

     MONEY MARKET PORTFOLIO. The Money Market Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For a further discussion of the manner in which such values are determined, see the SAI under the heading "Net Asset Value."

     OTHER PORTFOLIOS. Portfolio securities that are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between the closing bid and asked prices. If the mean is not available, exchange-traded securities are valued using the prior day's closing price. Securities, other than money market instruments, traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market; and it is expected that for debt securities this ordinarily will be the over the counter market.

     In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When a Portfolio believes a market price does not reflect a security's true value, the Portfolio may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. A Portfolio may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Portfolio, except the Money Market Portfolio, is subject to the risk that it has valued certain securities at a higher price than it can sell them.

     Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation described above with respect to the Money Market Portfolio.

INVESTOR EDUCATION AND PROTECTION

     Under the Public Disclosure Program, the National Association of Securities Dealers, Inc. (the "NASD") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. The NASD's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

SHAREHOLDERS

     Other than shares sold to Farm Bureau Life Insurance Company to seed the Fund, shares of the Fund are offered only to separate accounts of certain life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by such life insurance companies. The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. The VA contracts and VLI policies are described in the separate prospectuses for the contracts and policies issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

     The Fund has entered into an agreement with each Participating Insurance Company (a "participation agreement") setting forth the terms and conditions pursuant to which the insurer will purchase and redeem shares of the Portfolios. In the event that the Fund offers shares of one or more Portfolios to a qualified pension and retirement plan, it likely will enter into a similar participation agreement.

     Individual VA contract holders and VLI policyowners are not "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "Shareholders"), although such companies pass through voting rights to their VA contract holders and VLI policyowners. The interest of a contract holder or policyowner in the Fund is described in his or her VA contract or VLI policy and in the current prospectus for such contract or policy.

DISRUPTIVE TRADING PRACTICES

     The Board of Trustees has adopted a policy to make reasonable efforts to discourage, and does not intend to accommodate, frequent purchases and redemptions of Portfolio shares that may disrupt the orderly management of any Portfolio, often referred to as "market timing." Such transactions are potentially harmful to owners of VA contracts and VLI policies (collectively "variable contracts") that invest in the Portfolios of the Fund in various ways. These include: (1) the dilution of interests of long-term owners of variable contracts where frequent trades attempt to take advantage of market fluctuations that are not fully reflected in a Portfolio's net asset value; (2) the disruption of ordinary portfolio management, such as by necessitating that a Portfolio maintain a cash level higher than would otherwise be necessary or that the Portfolio sell securities prematurely or at inopportune times in order to generate cash to meet redemption requests; and (3) increased Portfolio costs, such as brokerage commissions and administrative costs. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurers or otherwise cause the Fund to breach its participation agreements.

     In general, mutual funds that invest a significant portion of their assets in foreign securities, small cap stocks or illiquid traded securities may present a greater opportunity for arbitraging any difference between the current and stated net asset value of fund shares and therefore be more susceptible to disruptive trading practices.

     Each Participating Insurance Company, on behalf of its separate account, typically either purchases or redeems shares of the Portfolios each day. The Fund does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio's size and not the random result of net transactions in a separate account by variable contract owners. However, the Fund considers large purchases or redemptions of shares resulting from variable contract owners engaging in:
     (1) market timing; (2) arbitrage based on the lag between the time the value of certain Portfolio investments change and the time it computes its net asset value, or (3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of a separate account to another, to be disruptive trading.

     Each Portfolio's shares are offered exclusively to separate accounts of Participating Insurance Companies, and as such the Fund generally has little or no direct access to the transaction records of individual variable contract owners whose assets are invested in the separate accounts. Nonetheless, the policies and procedures to discourage disruptive trading take these circumstances into account. Specifically, the Fund requires written certifications from each Participating Insurance Company at least annually specifying that: (1) the Company has instituted policies and procedures reasonably designed to detect the use of the separate accounts for frequent trading; (2) the Company's policies and procedures address the level of trading that will be considered excessive and the Company monitors variable contract owner transactions to identify excessive trading; (3) the Company applies such procedures uniformly; and (4) the Company reports all instances of excessive or disruptive trading to the Fund.

     The Fund also uses other procedures to halt or reduce the risk of disruptive trading. The Fund may stop disruptive trading by ceasing sales of additional shares of one or more Portfolios to a separate account through which offending variable contract owners operate. In such an event, all other owners of variable contracts issued through that separate account may be disadvantaged. Because actions taken to deter disruptive trading may be particular to the separate account in question and be the subject of negotiation with the Participating Insurance Company sponsoring the separate account, the Fund may not take such action on a uniform basis for all separate accounts. Moreover, because enforcement of the procedures involves some level of discretion and may differ among variable contracts and separate accounts it is possible that some variable contract owners may engage in disruptive trading while others may bear the harm associated with such activity.

     The Fund also monitors potential price differentials following the close of trading in foreign markets and changes in indications of value for relative illiquid traded securities to determine whether the application of fair value pricing procedures is warranted.

     Although the Fund will endeavor to ensure that each Participating Insurance Company can and does identify and deter disruptive trading by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the Portfolios is subject to the risks of disruptive trading. In its sole discretion, the Board of Trustees of the Fund may revise these policies and procedures at any time without prior notice.

DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS

     MONEY MARKET PORTFOLIO DISTRIBUTIONS: On each day that the net asset value per share of the Money Market Portfolio is determined, the Portfolio's net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to Shareholders of record prior to the declaration.

     HIGH GRADE BOND AND STRATEGIC YIELD PORTFOLIO DISTRIBUTIONS: On each day that a Portfolio's net asset value per share is calculated, that Portfolio's net investment income will be declared, as of the close of the New York

     Stock Exchange, as a dividend to Shareholders of record prior to the declaration. Any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually.

     VALUE GROWTH, BLUE CHIP AND MANAGED PORTFOLIO DISTRIBUTIONS: Each Portfolio normally follows the practice of distributing substantially all net investment income and substantially all net short-term and long-term capital gains, if any, during the Fund's fiscal year.

     It is the Fund's intention to distribute substantially all its net investment income, if any, and any net realized capital gains of each Portfolio. All distributions are reinvested in additional shares of the respective Portfolio at net asset value.

     TAXES

     For federal income tax purposes, each Portfolio will be treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders. Further, each Portfolio intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance policies and variable annuity contracts.

     Shares of the Portfolios are offered only to the separate accounts of Participating Insurance Companies. Under current law, owners of variable life insurance policies and variable annuity contracts who are indirectly invested in a Portfolio are not subject to federal income tax on Portfolio distribution or on gains realized upon the sale or redemption of Portfolio shares until they are withdrawn from the policies or contracts. For information concerning the federal tax consequences to the purchasers of the VLI policies and VA contracts, see the attached prospectus for such policy or contract.

     For more information about the tax status of the Portfolios, see "Taxes" in the SAI.

                                                            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investment in the Portfolio would have earned (or lost) assuming reinvestment of all dividends and distributions. This information was derived from financial statements which were audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI.


                                                                     VALUE GROWTH PORTFOLIO
                                           ---------------------------------------------------------------------------
                                               2004            2003           2002            2001            2000
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year         $     11.76     $      9.14     $     10.39     $      9.92     $      8.69
  Income from Investment Operations
    Net investment income                         0.15            0.12            0.14            0.18            0.22
    Net gains or losses on securities
      (both realized and unrealized)              1.20            2.64           (1.20)           0.50            1.20
                                           -----------     -----------     -----------     -----------     -----------
  Total from investment operations                1.35            2.76           (1.06)           0.68            1.42
                                           -----------     -----------     -----------     -----------     -----------
  Less Distributions
    Dividends (from net investment
      income)                                    (0.13)          (0.14)          (0.19)          (0.21)          (0.19)
    Distributions (from capital gains)
    Distributions in excess of net
      realized gains
                                           -----------     -----------     -----------     -----------     -----------
  Total distributions                            (0.13)          (0.14)          (0.19)          (0.21)          (0.19)
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, end of year               $     12.98     $     11.76     $      9.14     $     10.39     $      9.92
                                           ===========     ===========     ===========     ===========     ===========
Total Return:
  Total investment return based on net
    asset value(1)                               11.53%          30.68%         (10.43)%          6.98%          16.71%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)                        $    58,354     $     52,812    $    40,953     $    45,522     $    40,173
  Ratio of total expenses to average
    net assets                                    0.58%           0.63%           0.59%           0.57%           0.57%
  Ratio of net expenses to average
    net assets                                    0.58%           0.63%           0.59%           0.57%           0.56%
  Ratio of net investment income to
    average net assets                            1.22%           1.26%           1.46%           1.89%           2.34%
  Portfolio turnover rate                           17%             17%             15%             40%             78%

                                                                   HIGH GRADE BOND PORTFOLIO
                                           ---------------------------------------------------------------------------
                                               2004            2003           2002            2001            2000
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year         $     10.42     $     10.39     $     10.08     $      9.82     $      9.49
  Income from Investment Operations
    Net investment income                         0.45            0.47            0.50            0.62            0.67
    Net gains or losses on securities
      (both realized and unrealized)                --            0.08            0.32            0.26            0.34
                                           -----------     -----------     -----------     -----------     -----------
  Total from investment operations                0.45            0.55            0.82            0.88            1.01
                                           -----------     -----------     -----------     -----------     -----------
  Less Distributions
    Dividends (from net investment
      income)                                    (0.45)          (0.47)          (0.50)          (0.62)          (0.67)
    Distributions (from capital gains)           (0.04)          (0.05)          (0.01)                          (0.01)
    Distributions in excess of net
      realized gains
                                           -----------     -----------     -----------     -----------     -----------
  Total distributions                            (0.49)          (0.52)          (0.51)          (0.62)          (0.68)
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, end of year               $     10.38     $     10.42     $     10.39     $     10.08     $      9.82
                                           ===========     ===========     ===========     ===========     ===========
Total Return:
  Total investment return based on net
    asset value(1)                                4.30%           5.43%           8.37%           9.10%          11.14%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)                        $    29,980     $    26,659     $    24,984     $    18,908     $    13,934
  Ratio of total expenses to average
    net assets                                    0.45%           0.49%           0.46%           0.45%           0.45%
  Ratio of net expenses to average
    net assets                                    0.45%           0.49%           0.46%           0.45%           0.45%
  Ratio of net investment income to
    average net assets                            4.34%           4.51%           4.92%           6.10%           7.03%
  Portfolio turnover rate                           26%             28%             22%             17%              7%


Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. The total investment return figure does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If those fees and charges had been reflected, the total investment return figure would have been lower.

                                                                   STRATEGIC YIELD PORTFOLIO
                                           ---------------------------------------------------------------------------
                                              2004             2003            2002           2001             2000
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year         $      9.13     $      8.75     $      8.90     $      8.82     $      9.30
  Income from Investment Operations
    Net investment income                         0.55            0.63            0.62            0.73            0.75
    Net gains or losses on securities
    (both realized and unrealized)                0.24            0.38           (0.15)           0.08           (0.48)
                                           -----------     -----------     -----------     -----------     -----------
  Total from investment operations                0.79            1.01            0.47            0.81            0.27
                                           -----------     -----------     -----------     -----------     -----------
  Less Distributions
    Dividends (from net investment
      income)                                    (0.55)          (0.63)          (0.62)          (0.73)          (0.75)
    Distributions (from capital gains)
    Distributions in excess of net
      realized gains
                                           -----------     -----------     -----------     -----------     -----------
  Total distributions                            (0.55)          (0.63)          (0.62)          (0.73)          (0.75)
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, end of year               $      9.37     $      9.13     $      8.75     $      8.90     $      8.82
                                           ===========     ===========     ===========     ===========     ===========
Total Return:
  Total investment return based on net
    asset value(1)                                8.94%          11.97%           5.43%           9.22%           3.05%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)                        $    30,637     $    25,498     $    22,395     $    20,182     $    16,410
  Ratio of total expenses to average
    net assets                                    0.59%           0.65%           0.61%           0.59%           0.59%
  Ratio of net expenses to average
    net assets                                    0.59%           0.65%           0.61%           0.59%           0.58%
  Ratio of net investment income to
    average net assets                            5.98%           7.07%           7.04%           7.93%           8.30%
  Portfolio turnover rate                           34%             32%             34%             33%              3%

                                                                        MANAGED PORTFOLIO
                                           ---------------------------------------------------------------------------
                                              2004             2003           2002            2001            2000
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year         $     14.73     $     12.34     $     13.00     $     12.58     $     10.54
  Income from Investment Operations
    Net investment income                         0.27            0.30            0.34            0.44            0.59
    Net gains or losses on securities
    (both realized and unrealized)                0.97            2.43           (0.57)           0.55            2.11
                                           -----------     -----------     -----------     -----------     -----------
  Total from investment operations                1.24            2.73           (0.23)           0.99            2.70
                                           -----------     -----------     -----------     -----------     -----------
  Less Distributions
    Dividends (from net investment
      income)                                    (0.30)          (0.34)          (0.43)          (0.57)          (0.66)
    Distributions (from capital gains)
    Distributions in excess of net
      realized gains
                                           -----------     -----------     -----------     -----------     -----------
  Total distributions                            (0.30)          (0.34)          (0.43)          (0.57)          (0.66)
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, end of year               $     15.67     $     14.73     $     12.34     $     13.00     $     12.58
                                           ===========     ===========     ===========     ===========     ===========
Total Return:
  Total investment return based on net
    asset value(1)                                8.58%          22.72%          (1.80)%          8.12%          27.39%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)                        $    74,876     $    66,733     $    54,428     $    53,795     $    48,012
  Ratio of total expenses to average
    net assets                                     .56%           0.62%           0.58%           0.56%           0.56%
  Ratio of net expenses to average
    net assets                                     .56%           0.62%           0.58%           0.56%           0.55%
  Ratio of net investment income to
    average net assets                            1.87%           2.35%           2.73%           3.47%           4.96%
  Portfolio turnover rate                           26%             24%             18%             40%             85%


Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. The total investment return figure does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If those fees and charges had been reflected, the total investment return figure would have been lower.

                                                                      MONEY MARKET PORTFOLIO
                                           ---------------------------------------------------------------------------
                                              2004            2003            2002            2001            2000
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year         $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
  Income from Investment Operations
    Net investment income                         0.01            0.01            0.01            0.03            0.06
    Net gains or losses on securities
      (both realized and unrealized)                --
                                           -----------     -----------     -----------     -----------     -----------
  Total from investment operations                0.01            0.01            0.01            0.03            0.06
                                           -----------     -----------     -----------     -----------     -----------
  Less Distributions
    Dividends (from net investment
      income)                                    (0.01)          (0.01)          (0.01)          (0.03)          (0.06)
    Distributions (from capital gains)
    Distributions in excess of net
      realized gains
                                           -----------     -----------     -----------     -----------     -----------
  Total distributions                            (0.01)          (0.01)          (0.01)          (0.03)          (0.06)
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, end of year               $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                           ===========     ===========     ===========     ===========     ===========
Total Return:
  Total investment return based on net
    asset value(1)                                0.74%           0.52%           1.16%           3.51%           5.85%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)                        $     6,592     $     6,728     $     8,150     $     9,320     $     7,233
  Ratio of total expenses to average
    net assets                                    0.56%           0.59%           0.52%           0.50%           0.50%
  Ratio of net expenses to average
    net assets                                    0.56%           0.59%           0.52%           0.48%           0.48%
  Ratio of net investment income to
    average net assets                            0.72%           0.53%           1.16%           3.41%           5.74%
  Portfolio turnover rate                            0%              0%              0%              0%              0%

                                                                      BLUE CHIP PORTFOLIO
                                           ---------------------------------------------------------------------------
                                              2004            2003             2002           2001            2000
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, beginning of year         $     33.65     $     27.22     $     34.14     $     39.29     $     43.98
  Income from Investment Operations
    Net investment income                         0.67            0.50            0.46            0.50            0.56
    Net gains or losses on securities
      (both realized and unrealized)
                                                  1.35            6.38           (6.88)          (4.83)          (4.26)
                                           -----------     -----------     -----------     -----------     -----------
  Total from investment operations                2.02            6.88           (6.42)          (4.33)          (3.70)
                                           -----------     -----------     -----------     -----------     -----------
  Less Distributions
    Dividends (from net investment
      income)                                    (0.50)          (0.45)          (0.50)          (0.56)          (0.53)
    Distributions (from capital gains)                                                           (0.26)          (0.46)
    Distributions in excess of net
      realized gains
                                           -----------     -----------     -----------     -----------     -----------
  Total distributions                            (0.50)          (0.45)          (0.50)          (0.82)          (0.99)
                                           -----------     -----------     -----------     -----------     -----------
Net asset value, end of year               $     35.17     $     33.65     $     27.22     $     34.14     $     39.29
                                           ===========     ===========     ===========     ===========     ===========
Total Return:
  Total investment return based on net
    asset value(1)                                6.07%          25.70%         (19.07)%        (11.28)%         (8.52)%
Ratios/Supplemental Data:
  Net assets, end of year
    (000's omitted)                        $    84,960     $    79,832     $    63,699     $    79,124     $    87,118
  Ratio of total expenses to average
    net assets                                    0.30%           0.36%           0.31%           0.28%           0.27%
  Ratio of net expenses to average
    net assets                                    0.30%           0.36%           0.31%           0.28%           0.27%
  Ratio of net investment income to
    average net assets                            2.00%           1.72%           1.50%           1.42%           1.39%
  Portfolio turnover rate                            1%             17%              0%              0%             13%


Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. The total investment return figure does not reflect the fees and charges of the variable annuity contracts and variable life insurance policies. If those fees and charges had been reflected, the total investment return figure would have been lower.

ADDITIONAL INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

     Additional information about each Portfolio's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report to shareholders contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal year covered by the report.

STATEMENT OF ADDITIONAL INFORMATION:

     The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.and copies of this information is available, upon paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

     You may obtain a free copy of the Fund's SAI and annual and semi-annual reports and you may make further inquiries by calling the Fund at 1-877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266. The Fund does not make the SAI, annual and semi-annual reports available on a website.

     The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities.

                    EQUITRUST VARIABLE INSURANCE SERIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2005

EquiTrust Variable Insurance Series Fund (the "Fund") is an open-end diversified management investment company which consists of six Portfolios: the Money Market Portfolio, High Grade Bond Portfolio, Managed Portfolio, Strategic Yield Portfolio, Value Growth Portfolio and Blue Chip Portfolio. Each Portfolio has distinct investment objectives and policies and each is in effect a separate fund issuing its own shares.

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2005. The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Variable Insurance Series Fund for the fiscal year ended December 31, 2004 were filed with the Securities and Exchange Commission (the "Commission") on March 1, 2005 and are incorporated by reference.

A copy of the Prospectus or Annual Report may be obtained without charge by calling the Participating Insurance Companies or by writing or calling the Fund at the address and telephone number shown below. Terms not defined herein shall have the meanings given them in the Prospectus.

                             EquiTrust Mutual Funds
                             5400 University Avenue
                           West Des Moines, Iowa 50266
                                  877-860-2904

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES                                         1

        The Fund                                                                       1

        Investment Objectives                                                          1

        Investment Strategies and Techniques                                           2

INVESTMENT RESTRICTIONS                                                               10

        Fundamental Policies                                                          10

        Non-Fundamental (Operating) Policies                                          12

OFFICERS AND TRUSTEES                                                                 13

INVESTMENT ADVISER                                                                    18

UNDERWRITING AND DISTRIBUTION EXPENSES                                                23

PROXY VOTING                                                                          24

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS                                      25

PORTFOLIO TURNOVER                                                                    26

PURCHASES AND REDEMPTIONS                                                             28

        Purchase of Shares                                                            28

        Redemption of Shares                                                          28

NET ASSET VALUE                                                                       28

        Money Market Portfolio                                                        29

        Other Portfolios                                                              29

TAXES                                                                                 30

DIVIDENDS AND DISTRIBUTIONS                                                           34

        Money Market Portfolio                                                        34

        High Grade Bond and Strategic Yield Portfolios                                34

        Other Portfolios                                                              35

PERFORMANCE INFORMATION                                                               35

        Performance Calculation                                                       36

ORGANIZATION OF THE FUND                                                              37

SHAREHOLDER VOTING RIGHTS                                                             38

CONTROL PERSONS                                                                       39

OTHER INFORMATION                                                                     39

        Custodian                                                                     39

        Independent Registered Public Accounting Firm                                 39

        Accounting Services                                                           40

        Dividend Disbursing and Transfer Agent                                        40

        Code of Ethics                                                                40

        Legal Matters                                                                 40

        Registration Statement                                                        40

FINANCIAL STATEMENTS                                                                  40

APPENDIX A                                                                           A-1

APPENDIX B                                                                           B-1

APPENDIX C                                                                           C-1

APPENDIX D                                                                           D-1

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

THE FUND

     EquiTrust Variable Insurance Series Fund (the "Fund") was established as a Massachusetts Business Trust under a Declaration of Trust dated November 3, 1986. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). It is a series-type investment company consisting of the Money Market Portfolio, High Grade Bond Portfolio, Managed Portfolio, Strategic Yield Portfolio, Value Growth Portfolio and Blue Chip Portfolio (individually, a "Portfolio"; collectively, the "Portfolios"). The Board of Trustees of the Fund (the "Board of Trustees") may provide for additional portfolios at any time.

     Other than shares sold to Farm Bureau Life Insurance Company to seed the Fund, shares of the Fund are offered only to separate accounts of certain life insurance companies ("Participating Insurance Companies") to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") issued by such life insurance companies. The Fund currently does not foresee any disadvantage to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. If a conflict between VA contract holders and VLI policyowners arose that required a substantial amount of assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of such contract holders and policyowners.

     Individual VA contract holders and VLI policyowners are not "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders (the "Shareholders"), although such companies pass through voting rights to their VA contract holders and VLI policyowners. The interest of a contract holder or policyowner in the Fund is described in his or her VA contract or VLI policy and in the current prospectus for such contract or policy.

INVESTMENT OBJECTIVES

     The investment objective(s) of each Portfolio is set forth below.

Money Market Portfolio               Seeks maximum current income consistent with liquidity and stability of principal.

High Grade Bond Portfolio            Seeks to generate as high a level of current income as is
                                     consistent with an investment in a diversified portfolio of high grade income-bearing debt securities.

Managed Portfolio                    Seeks the highest level of total return through income and capital appreciation.

Strategic Yield Portfolio            Seeks as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated,
                                     higher-yielding income-bearing securities. The Portfolio also seeks capital appreciation, but only when consistent with its primary goal.

Value Growth Portfolio               Seeks long-term capital appreciation.

Blue Chip Portfolio                  Seeks long-term growth of capital and income.

INVESTMENT STRATEGIES AND TECHNIQUES

     A description of certain investment strategies and techniques applicable to some or all of the Portfolios is set forth in the Prospectus under the headings "Principal Risk Factors" and "Higher Risk Securities and Investment Strategies." A description of the money market instruments in which the Money Market Portfolio may invest is contained in Appendix A to this SAI. A description of the corporate bond and commercial paper ratings of Moody's Investors Services, Inc. ("Moody's") and Standard Poor's Corporation ("S&P") is contained in Appendix C to this SAI.

     The following is intended to augment the explanation in the Prospectus of certain strategies and techniques that are applicable to one or more of the Portfolios.

FOREIGN SECURITIES

     The Managed Portfolio and Value Growth Portfolio each may invest up to 25% of its net assets in equity and debt securities of foreign issuers, and the High Grade Bond Portfolio and Strategic Yield Portfolio each may invest up to 25% of its net assets in debt securities of foreign issuers, to the extent the purchase of such foreign securities is otherwise consistent with the Portfolio's investment objectives. Investments are made only in securities of foreign issuers (I.E., companies organized outside the United States) that are traded on U.S. exchanges and payable or denominated in U.S. dollars.

     Investments in securities of foreign issuers (including ADRs) may offer potential benefits not available from investments solely in securities of domestic inssuers. Investing in securities of foreign issuers involves significant risks that are not typically associated with investing in domestic securities.

     Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws, or restrictions applicable to such investments and in exchange control regulations.

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Although ADRs acquired by the Portfolios are traded on domestic exchanges, their values largely reflect the value(s) of the underlying security on foreign securities markets. The values of such underlying securities are a function of a number of factors, including the following. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

LOANS OF PORTFOLIO SECURITIES

     Each Portfolio may from time to time lend securities (but not in excess of 20% of its assets) from its portfolio to brokers, dealers and financial institutions, provided that: (i) the loan is secured continuously by collateral consisting of U.S. Government securities, government agency securities, or cash or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned plus accrued interest; (ii) the Portfolio may at any time call the loan and regain the securities loaned; and (iii) the investment adviser (under the review of the Board of Trustees) has reviewed the creditworthiness of the borrower and found such creditworthiness satisfactory. The collateral will be invested in short-term securities, the income from which will increase the return to the Portfolio.

     The Portfolio will retain all rights of beneficial ownership in the loaned securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Portfolio may pay reasonable finders', administrative and custodial fees to persons unaffiliated with the Fund in connection with the arranging of such loans. Unless certain requirements contained in the Internal Revenue Code of 1986, as amended (the "Code") are satisfied, the dividends, interest and other distributions received by the Portfolio on loaned securities may not be treated, for tax purposes, as qualified income for the purposes of the 90% test discussed under "Taxes." Each Portfolio intends to loan portfolio securities only to the extent that such activity does not jeopardize such Portfolio's qualification as a regulated investment company under Subchapter M of the Code.

     Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and the value of the collateral falls. These events could trigger adverse tax consequences to the Fund. In addition, if the Fund is not able to get securities that it lends back from the borrower on a timely basis, the Fund may be exposed to a loss of investment opportunities.

WRITING COVERED CALL OPTIONS

     The writing of covered call options is a conservative investment technique that is generally considered to involve relatively little risk as compared to other options transactions. Each Portfolio (other than the Money Market Portfolio) may write (sell) covered call options on portfolio securities representing up to 100% of its net assets in an attempt to enhance investment performance or to reduce risks associated with investments. A call option is a short-term contract, ordinarily having a duration of nine months or less, which gives the purchaser of the option, in return for a premium paid, the right to buy, and the writer of the option the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option period. One way for an option to be "covered" is for the writer to own the optioned security.

     A Portfolio may write covered call options on debt securities that are traded over-the-counter. When a Portfolio writes an over-the-counter option, there is no assurance that the Portfolio will be able to enter into a closing purchase transaction. It may not always be possible for the Portfolio to negotiate a closing purchase transaction with the same dealer for the same exercise price and expiration date as the option which the Portfolio previously had written. Although the Portfolio may choose to purchase an option from a different dealer, the Portfolio would then be subject to the additional credit risk of such dealer. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. In that event, the assets represented by the underlying security will temporarily be unavailable to meet any redemption requests.

     A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return. In return for the premium income, the Portfolio will forgo the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the option, the Portfolio will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer and, that in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying options will be listed on national securities exchanges, except that certain transactions in debt securities and related options need not be so listed.

     A Portfolio may write options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Commission changes its position, the Portfolios will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

     Transactions by a Portfolio in options on securities is subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Portfolio may write may be affected by options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The advantage to a Portfolio of writing covered call options is that the Portfolio receives a premium that constititutes additional income, which serves both to enhance investment performance and to offset in whole or in part any decline in value of the underlying security. However, the disadvantage is that during the option period the Portfolio would give up the potential for capital appreciation above the exercise price if the underlying security were to rise in value; and that, unless a closing purchase transaction is effected, the Portfolio will be required to continue to hold the underlying security for the entire option period, and would bear the risk of loss if the price of the security were to decline.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     From time to time, in the ordinary course of business, any of the Portfolios may purchase newly-issued securities appropriate for the Portfolio on a "when-issued" basis and may purchase or sell securities appropriate for the Portfolio on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Typically, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

     At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Fund's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are net asset value so long as the commitment remains in effect.

     The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that a Portfolio engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling Portfolio securities consistent with the Portfolio's investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The investment adviser does not believe that a Portfolio's net asset value or income will be adversely affected by the purchase of securities on a when-issued or delayed delivery basis or the sale of securities on a delayed delivery basis.

     A Portfolio may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio could earn soft dollar income which can be used to offset expenses; however, it is the Adviser's intention that each Portfolio will be fully invested to the extent practicable and subject to the policies stated above.

MORTGAGE-BACKED SECURITIES

     The High Grade Bond, Managed and Strategic Yield Portfolios may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower total return. The value of these securities may also change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. Some mortgage-backed securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury, while others, such as Freddie Mac certificates, are not.

     The High Grade Bond, Managed and Strategic Yield Portfolios may also purchase or sell collateralized mortgage obligations ("CMOs"), which are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Depending on the type of CMOs in which the Portfolio invests, the Portfolio's investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     The average life of mortgage-backed and other types of mortgage related securities is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. During periods of rising interest rates, the average life of mortgage-backed securities may increase substantially because they are not likely to be prepaid, which may result in greater net asset value fluctuation.

ASSET-BACKED SECURITIES

     The High Grade Bond, Managed and Strategic Yield Portfolios may invest in various asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables, credit card receivables, conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other types of asset-backed securities will be offered to investors in the future.

REPURCHASE AGREEMENTS

     Each Portfolio may enter into repurchase agreements as a means of earning income for periods as short as overnight. A repurchase agreement is an agreement under which the Portfolio purchases a security and the seller agrees, at the time of sale, to repurchase the security at a specified time and price, thereby determining the yield during the Portfolio's holding period.

     That yield is determined by current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying securities is marked to market daily. Should the value of the underlying securities decline, the seller would be required to provide the Portfolio with additional securities so that the aggregate value of the underlying securities was at least equal to the repurchase price. The Portfolios also may enter into a special type of repurchase agreement known as an "open repurchase agreement." An open repurchase agreement varies from the typical repurchase agreement in the following respects: (i) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (ii) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and the duration of the agreement.

     The Portfolios may enter into repurchase agreements only with banks or securities dealers and the underlying securities will consist of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. If a seller of a repurchase agreement were to default, the Portfolio might experience losses, including delays and expenses in enforcing its rights. Although no definitive creditworthiness criteria are used, the investment adviser will review the creditworthiness of the seller of the repurchase agreement to evaluate the risks before a Portfolio may enter into the repurchase agreement.

     A Portfolio may invest no more than 10% of its assets in repurchase agreements maturing in more than seven days, and no more than 25% of its assets in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit on the percentage of each Portfolio's assets which may be invested in repurchase agreements which mature in less than seven days and which have underlying securities with maturities of less than one year. Open repurchase agreements are considered to mature in one day.

REVERSE REPURCHASE AGREEMENTS

     Each Portfolio may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon price that reflects a rate of interest paid for the use of the funds for the period. Such transactions are advantageous only if the Portfolios have the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolios may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolios only enter into such agreements when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Portfolio's investments. The Fund's custodian maintains, in a segregated account, liquid securities of each Portfolio that have a value equal to or greater than the respective Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of a Portfolio's total assets.

OTHER INVESTMENT COMPANIES

     Each Portfolio may invest, subject to the investment limitations described below, in shares of other investment companies which seek to maintain a $1.00 net asset value per share ("Money Market Funds"). The Portfolios intend to invest available cash balances in such Money Market Funds. In addition, the Portfolios may invest in such Money Market Funds for temporary defensive purposes (for example, when the Adviser believes such a position is warranted by uncertain or unusual market conditions, or when liquidity is required to meet unusually high redemption requests) or for other purposes. No more than 5% of the value of a Portfolio's total assets will be invested in securities of Money Market Funds. In addition, a Portfolio may hold no more than 3% of the outstanding voting stock of any Money Market Fund. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro-rata portion of the Money Market Fund's expenses, including advisory fees, which would increase the cost of holding Fund shares and decrease the Fund's investment return.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

     No Portfolio may invest more than 15% of its net assets (10% for the Money Market and Blue Chip Portfolios) in illiquid investments. Illiquid investments are ones that cannot be sold within seven days at approximately the price at which a Portfolio values the investment. Illiquid investments include most repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain mortgage-backed securities, certain over-the-counter options contracts (and segregated assets used to cover such options), and many restricted securities. Restricted securities have a contractual restriction on resale or otherwise cannot be resold publicly until registered under the Securities Act of 1933 (the "1933 Act").

     Each of the Portfolios may invest in restricted securities. If restricted securities are illiquid, they are subject to the liquidity limitations described above. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and that are determined to be liquid by the Board of Trustees or by the Adviser pursuant to board approved procedures. Such procedures take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional purchasers become for a time uninterested in purchasing certain restricted securities, a Portfolio's holding of such securities may become illiquid. Even when determined to be liquid, restricted securities are less liquid than they would be if they were not restricted. Therefore the purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which they would trade if they were not restricted.

INVESTMENTS IN CAPITAL SECURITIES

     Each Portfolio (other than the Money Market and Blue Chip Portfolios) may invest in capital (trust-preferred) securities. These securities are issued by trusts or other special purpose entities created for the purpose of investing in junior subordinated debentures. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which provide preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt. The issuers of these securities may defer interest payments for a number of years (up to five years), although interest continues to accrue cumulatively. In addition, the trust may be terminated and the debentures distributed in liquidation. Because of the structure of these securities, they have the characteristics, and involve the associated risks, of both fixed income and preferred equity securities. At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, the Portfolio will reconsider the appropriateness of continued investment in these securities. For purposes of percentage limitations applicable to the Portfolio, these securities will be treated as debt securities.

LOWER-RATED SECURITIES

     The Strategic Yield Portfolio normally invests primarily in income-bearing securities offering high current income. Additionally, the High Grade Bond Portfolio may invest a portion of its assets in such securities. Such high yielding income-bearing securities often do not meet the High Grade or Investment Grade quality level. Securities falling short of Investment Grade are commonly known as "junk bonds." These lower-rated securities are, on balance, predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated securities may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of lower-rated securities adversely affects a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it were required to seek recovery upon a default in the payment of principal or interest on its income-bearing securities. Although some risk is inherent in all securities, holders of income-bearing debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in equity securities of the same issuer.

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     Lower-rated securities may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with Investment Grade securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated income bearing securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower-rated income bearing securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower-yielding security, thus decreasing the net investment income to the Portfolio. The premature disposition of a lower-rated high yielding security because of a call or buy-back feature, the deterioration of the issuer's creditworthiness or a default may also make it more difficult for a Portfolio to time its receipt of income, which may have tax implications.

     A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not so liquid as that for Investment Grade securities. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is likely that a major economic recession could severely affect the market for, and the values of, lower-rated securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

     A Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may acquire lower-rated securities during an initial offering. Such securities involve special risks because they are new issues.

     From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could reduce the market for such securities generally, could negatively affect the financial condition of issuers of high yield securities by removing or reducing a source of future financing and could negatively affect the value of specific high yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

     Zero coupon securities and pay-in-kind bonds involve additional special obligations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or to a specified cash payment date when the securities begin paying current interest (the "cash payment date"), and therefore are issued and traded at a discount from their face amount or par value. The discount varies depending upon the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, absent financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than those of securities that pay interest periodically, and they are more likely to respond to changes in interest rates than non-zero coupon securities having similar maturities and credit quality. The credit risk factors pertaining to lower-rated securities generally also apply to lower-rated zero coupon bonds and pay-in-kind bonds. Such zero coupon, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment.

     Current federal income tax law requires the holder of zero coupon securities or of certain pay-in-kind bonds (bonds that pay interest through the issuance of additional bonds) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for federal income and excise taxes, a Portfolio will be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

TEMPORARY DEFENSIVE POSITIONS

     Notwithstanding their investment objective(s), each Portfolio may, for temporary defensive purposes, invest all (15% for the Blue Chip Portfolio) of its assets in cash and/or money market instruments of the type in which the Money Market Portfolio invests.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

     In seeking to achieve its investment objective(s), each Portfolio has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of each Portfolio affected. As used in this Statement of Additional Information and in the Prospectus, the phrase "majority vote" of a Portfolio (or the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
     (ii) more than 50% of the outstanding shares of the Portfolio (Fund). A change in policy affecting only one Portfolio may be effected by a majority vote of the outstanding shares of such Portfolio.

     Except as noted below, each Portfolio may not:

              1. As to 75% of the value of each Portfolio's total assets (with the exception of the Money Market Portfolio which is subject to 100% of the value of its total assets), purchase securities of any issuer (other than U.S. Government securities or government agency securities) if, as a result, more than 5% of the value of the Portfolio's assets (taken at the time of investment) would be invested in securities of that issuer.

              2. Purchase more than 10% of any class of securities of any issuer (other than U.S. Government securities or government agency securities). For the purpose of this restriction, all outstanding debt securities of an issuer shall be deemed a single class of security and all preferred stocks of an issuer shall be deemed a single class of security.

              3. Purchase any security, if, immediately after such purchase, more than 25% of the Portfolio's total net assets would be invested in issuers in the same industry. This restriction does not apply to U.S. Government securities, government agency securities, obligations of banks or savings institutions, or to instruments secured by these instruments, such as repurchase agreements for U.S. Government securities (these instruments are described in Appendix A to the Prospectus).

              4. Purchase securities of other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions and only if immediately thereafter not more than 5% of such Portfolio's total net assets would be invested in such securities, or (ii) as part of a merger, consolidation or acquisition of assets.

              5. Purchase or sell (although it may purchase securities of issuers which invest or deal in) interests in oil, gas or other mineral exploration or development programs, real estate, commodities or commodity contracts.

              6. Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same condition.

              7. Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or any officers or directors of the Fund's investment adviser own individually more than .50% of the securities of such issuer and together own more than 5% of the securities of such issuer.

              8. Issue senior securities, except as appropriate to evidence indebtedness which a Portfolio is permitted to incur pursuant to (9) below.

              9. Borrow money, except from banks for temporary or emergency purposes, and in no event in excess of 5% of its total assets, or pledge or mortgage more than 15% of its total assets.

              10. Underwrite securities issued by others, except to the extent that it may be deemed to be a statutory underwriter in the sale of restricted securities which require registration under the Securities Act of 1933 before resale.

              11. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with other investment company and client accounts managed by the Fund's investment adviser or its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

              12. Alone, or together with any other Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

              13. Lend money or securities, except as provided in (14) below (the making of demand deposits with banks, and the purchase of securities such as bonds, debentures, commercial paper and short-term obligations in accordance with the Portfolio's investment objectives and policies, shall not be considered the making of a loan).

              14. Lend its portfolio securities in excess of 20% of its net assets or in a manner inconsistent with the guidelines set forth under "Investment Objectives, Policies and Techniques" in this Statement of Additional Information.

              15. Invest in foreign securities, except as follows: the Value Growth and Managed Portfolios may invest up to 25% of its net assets in foreign equity and debt securities traded on U.S. exchanges and payable in U.S. dollars, and the High Grade Bond and Strategic Yield Portfolios may each invest up to 25% of its net assets in foreign debt securities traded on U.S. exchanges and payable in U.S. dollars.

              16. Write, purchase or sell puts, calls or combinations thereof, other than writing covered call options.

NON-FUNDAMENTAL (OPERATING) POLICIES

     The following are non-fundamental (operating) policies approved by the Board of Trustees. Such policies may be changed by the Board of Trustees without approval of the Shareholders. These non-fundamental policies are applicable to each of the Portfolios.

              1. Each Portfolio will not invest more than 15% of its total net assets in "illiquid" securities, except to purchase certain restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act, provided that such 144A security is, in this case, determined by the Adviser to be a liquid investment in accordance with appropriate procedures (10% for the Money Market and Blue Chip Portfolios).

              2. Each Portfolio intends to meet either the diversification standards set by Section 817(h)(2) of the Internal Revenue Code or the diversification requirements prescribed by regulations promulgated under Section 817(h).

              3. Each Portfolio intends to comply in all material respects with insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.

     If a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

OFFICERS AND TRUSTEES

     The Board of Trustees is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the Trustees of investment companies by the Investment Company Act. The Board of Trustees elects officers of the Fund annually. The officers and Trustees of the Fund, their ages and principal occupations for the past five years are set forth below. Corporate positions may, in some instances, have changed during this period. The two Trustees listed with an asterisk are "interested persons" as defined in the Investment Company Act. Messrs. Lang and Oddy are interested persons of the Fund by virtue of their positions with the Adviser, Distributor or an affiliate thereof.


                                          TERM OF                                 NUMBER OF
                                          OFFICE &                                PORTFOLIOS IN
                                          LENGTH                                  FUND COMPLEX
                         POSITION(S) HELD OF TIME    PRINCIPAL OCCUPATION(S)      OVERSEEN BY
NAME, ADDRESS AND AGE(1) WITH FUND        SERVED(2)  DURING PAST FIVE YEARS       TRUSTEE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS(3)

Craig A. Lang* (53)      President and    Since 2002 Dairy Farmer; Chairman and   13            Director, Farm Bureau Bank (San
                         Trustee                     Director, FBL Financial                    Antonio, Texas)
                                                     Group, Inc.; President and
                                                     Director, Iowa Farm Bureau
                                                     Federation and other
                                                     affiliates of the foregoing;
                                                     Director, Western
                                                     Agricultural Insurance
                                                     Company and other affiliates
                                                     of the foregoing; President
                                                     and Trustee, EquiTrust
                                                     Variable Insurance Series
                                                     Fund; Member, Growmark, Inc.
                                                     Coordinating Committee and
                                                     American Farm Bureau
                                                     Federation Board of
                                                     Directors; past member,
                                                     Cattlemens Beef Board

William J. Oddy* (61)    Vice President   Since 1981 Chief Executive Officer and  13            Director, American Equity
                         and Trustee                 Management Director, FBL                   Investment Life Insurance Company,
                                                     Financial Group, Inc.; Chief               Berthel Fisher & Company, Inc. and
                                                     Executive Officer, Farm                    Berthel Fisher & Company Financial
                                                     Bureau Life Insurance                      Services, Inc.
                                                     Company and other affiliates
                                                     of the foregoing; Chief
                                                     Executive Officer and
                                                     Director, EquiTrust Life
                                                     Insurance Company and other
                                                     affiliates of the foregoing,
                                                     and RIK, Inc.; Chief
                                                     Executive Officer and
                                                     Manager, EquiTrust Marketing
                                                     Services, LLC; Chief
                                                     Executive Officer and
                                                     Director, EquiTrust
                                                     Investment Management
                                                     Services, Inc.; Vice
                                                     President and Trustee,
                                                     EquiTrust Variable Insurance
                                                     Series Fund; Vice President
                                                     and Director, EquiTrust
                                                     Money Market Fund, Inc.;
                                                     President and Director, FBL
                                                     Real Estate Ventures, Ltd.

                                          TERM OF                                 NUMBER OF
                                          OFFICE &                                PORTFOLIOS IN
                                          LENGTH                                  FUND COMPLEX
                         POSITION(S) HELD OF TIME    PRINCIPAL OCCUPATION(S)      OVERSEEN BY
NAME, ADDRESS AND AGE(1) WITH FUND        SERVED(2)  DURING PAST FIVE YEARS       TRUSTEE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
James W. Noyce (49)      Chief Financial  Since 1996 Chief Financial Officer and  N/A           N/A
                         Officer and                 Chief Administrative
                         Treasurer                   Officer, FBL Financial
                                                     Group, Inc. and other
                                                     affiliates of the foregoing;
                                                     Chief Administrative
                                                     Officer, Treasurer and
                                                     Manager, EquiTrust Marketing
                                                     Services, LLC; Vice
                                                     President, Treasurer and
                                                     Director, EquiTrust
                                                     Investment Management
                                                     Services, Inc., FBL Real
                                                     Estate Ventures, Ltd. and
                                                     other affiliates of the
                                                     foregoing; President,
                                                     Treasurer and Director, FBL
                                                     Leasing Services, Inc.;
                                                     Chief Executive Officer,
                                                     Chief Financial Officer and
                                                     Chief Administrative
                                                     Officer, Western Computer
                                                     Services, Inc.; Chief
                                                     Financial Officer and
                                                     Treasurer, EquiTrust
                                                     Variable Insurance Series
                                                     Fund and EquiTrust Money
                                                     Market Fund, Inc.

Dennis M. Marker (53)    Chief Executive  Since 1982 Vice President-Investment    N/A           N/A
                         Officer                     Administration, FBL
                                                     Financial Group, Inc. and
                                                     other affiliates of the
                                                     foregoing; President and
                                                     Director, EquiTrust
                                                     Investment Management
                                                     Services, Inc.; Chief
                                                     Compliance Officer, Vice
                                                     President-Investment
                                                     Administration and Manager,
                                                     EquiTrust Marketing
                                                     Services, LLC; Chief
                                                     Executive Officer, EquiTrust
                                                     Variable Insurance Series
                                                     Fund and EquiTrust Money
                                                     Market Fund, Inc.; Vice
                                                     President and Director, FBL
                                                     Leasing Services, Inc.

Stephen M. Morain (59)   Senior Vice      Since 1982 General Counsel and          N/A           N/A
                         President and               Assistant Secretary, Iowa
                         General Counsel             Farm Bureau Federation;
                                                     General Counsel, Secretary
                                                     and Director, Farm Bureau
                                                     Management Corporation;
                                                     Senior Vice President and
                                                     General Counsel, FBL
                                                     Financial Group, Inc. and
                                                     other affiliates of the
                                                     foregoing; Senior Vice
                                                     President, General Counsel
                                                     and Manager, EquiTrust
                                                     Marketing Services, LLC;
                                                     Senior Vice President,
                                                     General Counsel and
                                                     Director, EquiTrust
                                                     Investment Management
                                                     Services, Inc.

JoAnn Rumelhart (52)     Executive Vice   Since 2000 Executive Vice President,    N/A           N/A
                         President                   Farm Bureau Life Insurance
                                                     Company and other affiliates
                                                     of the foregoing; Executive
                                                     Vice President and Director,
                                                     EquiTrust Investment
                                                     Management Services, Inc.;
                                                     Executive Vice President and
                                                     Manager, EquiTrust Marketing
                                                     Services, LLC; Executive
                                                     Vice President, EquiTrust
                                                     Variable Insurance Series
                                                     Fund and EquiTrust Money
                                                     Market Fund, Inc.

                                          TERM OF                                 NUMBER OF
                                          OFFICE &                                PORTFOLIOS IN
                                          LENGTH                                  FUND COMPLEX
                         POSITION(S) HELD OF TIME    PRINCIPAL OCCUPATION(S)      OVERSEEN BY
NAME, ADDRESS AND AGE(1) WITH FUND        SERVED(2)  DURING PAST FIVE YEARS       TRUSTEE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
John M. Paule (48)       Chief Marketing  Since 2000 Chief Marketing Officer, FBL N/A           N/A
                         Officer                     Financial Group, Inc. and
                                                     other affiliates of the
                                                     foregoing; Executive Vice
                                                     President, EquiTrust Life
                                                     Insurance Company; Chief
                                                     Marketing Officer and
                                                     Director, EquiTrust
                                                     Investment Management
                                                     Services, Inc.; Chief
                                                     Marketing Officer and
                                                     Manager, EquiTrust Marketing
                                                     Services, LLC.

Lou Ann Sandburg (57)    Vice President-  Since 1999 Vice President-Investments   N/A           N/A
                         Investments and             and Assistant Treasurer, FBL
                         Assistant                   Financial Group, Inc. and
                         Treasurer                   other affiliates of the
                                                     foregoing; Chief Compliance
                                                     Officer, Vice President-
                                                     Investments, Assistant
                                                     Treasurer and Director,
                                                     EquiTrust Investment
                                                     Management Services, Inc.;
                                                     Vice President, Assistant
                                                     Treasurer and Manager,
                                                     EquiTrust Marketing
                                                     Services, LLC; Vice
                                                     President, FBL Financial
                                                     Services, Inc. and other
                                                     affiliates of the foregoing;
                                                     Vice President and Director,
                                                     FBL Leasing Services, Inc.;
                                                     Vice President, Secretary
                                                     and Director, FBL Real
                                                     Estate Ventures, Ltd.

Kristi Rojohn (42)       Chief Compliance Since 1990 Chief Compliance Officer,    N/A           N/A
                         Officer,                    Investment Vice President
                         Investment                  and Secretary, EquiTrust
                         Compliance Vice             Series Fund, Inc. and
                         President and               EquiTrust Money Market
                         Secretary                   Fund, Inc.;
                                                     Investment Compliance Vice
                                                     President and Secretary,
                                                     EquiTrust Investment
                                                     Management Services, Inc.
                                                     and other affiliates of the
                                                     foregoing.

Rob Ruisch (38)          Mutual Fund      Since 2005 Mutual Fund Accounting       N/A           N/A
                         Accounting                  Director, EquiTrust
                         Director                    Investment Management
                                                     Services, Inc. and other
                                                     affiliates of the foregoing.

Karen Garza (35)         Assistant        Since 2005 Assistant Secretary,         N/A           N/A
                         Secretary                   EquiTrust Investment
                                                     Management Services, Inc.
                                                     and other affiliates of the
                                                     foregoing.

Rebecca L. Howe (51)     Assistant        Since 2003 Assistant Secretary,         N/A           N/A
                         Secretary                   EquiTrust Investment
                                                     Management Services, Inc.
                                                     and other affiliates of the
                                                     foregoing.

Jennifer Morgan (34)     Assistant        Since 2005 Assistant Secretary,         N/A           N/A
                         Secretary                   EquiTrust Investment
                                                     Management Services, Inc.
                                                     and other affiliates of the
                                                     foregoing.

Jodi Winslow (30)        Assistant        Since 2004 Assistant Secretary,         N/A           N/A
                         Secretary                   EquiTrust Investment
                                                     Management Services, Inc.
                                                     and other affiliates of the
                                                     foregoing.

NON-INTERESTED PERSONS

Erwin H. Johnson (61)    Trustee          Since 1989 Farmer; Owner and Manager,   13            Director, First Security Bank and
1841 March Avenue                                    Center View Farms, Co.; Farm               Trust Co. (Charles City, Iowa)
Charles City, Iowa                                   Financial Planner; Iowa
50616-9115                                           State University Cooperative
                                                     Extension Service Seed
                                                     Sales; Syngenta; Director,
                                                     Iowa 4-H Foundation and Ag
                                                     Ventures Alliance; Council
                                                     Member, West St. Charles
                                                     United Methodist Church

Kenneth Kay (61)         Trustee          Since 1996 President, K-Ranch Inc.      13            Director, First Whitney Bank &
51606 590th Street                                                                              Trust (Atlantic, Iowa)
Atlantic, Iowa
50022-8233

                                          TERM OF                                 NUMBER OF
                                          OFFICE &                                PORTFOLIOS IN
                                          LENGTH                                  FUND COMPLEX
                         POSITION(S) HELD OF TIME    PRINCIPAL OCCUPATION(S)      OVERSEEN BY
NAME, ADDRESS AND AGE(1) WITH FUND        SERVED(2)  DURING PAST FIVE YEARS       TRUSTEE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Steven W. Plate (48)     Trustee          Since 2003 CPA/Owner, Plate, Baker &    13            N/A
c/o Plate, Baker & Co.                               Co., P.C., Certified Public
1003 Main Street                                     Accountants
Grinnell, Iowa 50112

James D. Wallace (50)    Trustee          Since 2004 President and CEO, GuideOne  13            N/A
1111 Ashworth Road                                   Insurance; former President
West Des Moines, IA                                  and CEO, National Travelers
50265                                                Life Company.

Erlin J. Weness (60)     Trustee          Since 2003 Owner and Operator, Weness   13            Director, First State Bank
1620 Pinewood Drive                                  Consulting; Extension                      Southwest (Worthington,
Worthington, Minnesota                               Educator-Farm Management,                  Minnesota), First State Insurance
56187                                                University of Minnesota                    Agency (Worthington, Minnesota)
                                                                                                and First Rushmore Bancorporation
                                                                                                (Worthington, Minnesota)

(1) All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.
(2) Officers are elected annually by the Board of Trustees and their terms continue until they are replaced or resign. Each trustee shall serve as a trustee of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such trustee or a successor to such trustee, and until his successor is elected and qualified, or until such trustee sooner dies, resigns or is removed.
(3) An interested person is defined as a person who knowingly has any direct or indirect beneficial interest in, or who is designated as trustee, executor, or guardian of any legal interest in, any security issued either by such investment adviser or principal underwriter or by a controlling person of such investment adviser or principal underwriter.

     The officers and Trustees of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. All, except one, of the Fund's officers and Trustees are also officers and directors of the Adviser and/or Distributor or an affiliate thereof. The Fund pays no direct remuneration to any officer of the Fund. Each of the Trustees not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Effective January 1, 2005 each non-interested Trustee will receive an annual retainer of $8,000 for serving on the boards of all EquiTrust Mutual Funds, a fee of $1,500 plus expenses for each Trustees' meeting of the EquiTrust Mutual Funds attended and a fee of $500 ($750 for committee chairmen) plus expenses for each committee meeting attended. A fee of $250 shall be paid for each telephonic board meeting attended. For the fiscal year ended December 31, 2004, the Fund paid Trustees' fees totaling $17,833.

     The following table sets forth the dollar range of securities in the Fund held by each Trustee and the aggregate dollar range of securities for all Funds in the EquiTrust Fund complex held by each Trustee for the year ended December 31, 2004.

                                                                           AGGREGATE DOLLAR RANGE OF
                                       DOLLAR RANGE OF                   EQUITY SECURITIES IN ALL FUNDS
                                  SECURITIES IN THE FUND BY                  OVERSEEN BY TRUSTEE IN
    NAME OF TRUSTEE                       PORTFOLIO*                        EQUITRUST FUND COMPLEX**
-----------------------  --------------------------------------------   -------------------------------
   Craig A. Lang         Value Growth                     $1-$10,000             $10,001-$50,000
                         Blue Chip                        $1-$10,000
                         Managed                          $1-$10,000
  William J. Oddy        Value Growth                $10,001-$50,000             $10,001-$50,000
 Erwin J. Johnson                             None                              $50,001-$100,000
    Kenneth Kay                               None                                  $1-$10,000
  Steven W. Plate                             None                                  $1-$10,000
  James D. Wallace                            None                                     None
  Erlin J. Weness                             None                                  $1-$10,000

      * Securities held by each of the Trustees as of December 31, 2004 in the Fund.

     ** The EquiTrust Fund complex consists of three registered investment companies with a total of 13 portfolios.

     The following table sets forth compensation received by the non-interested Trustees of the Fund for the year ended December 31, 2004. The information in the last column of the table sets forth the total compensation received by all non-interested Trustees for year 2004 for services as a Trustee of the Fund and director of other funds in the EquiTrust Fund complex.


                                                  PENSION AND      TOTAL COMPENSATION
                                 AGGREGATE    RETIREMENT BENEFITS  FROM ALL FUNDS IN
                               COMPENSATION    ACCRUED AS PART OF     THE EQUITRUST
       NAME OF TRUSTEE         FROM THE FUND     FUND EXPENSES       FUND COMPLEX***
       ------------------------------------------------------------------------------
       Mr. Johnson             $       3,750  $                 0  $           11,250
       Mr. Kay                         3,583                    0              10,750
       Mr. Larson*                     1,084                    0               3,250
       Mr. Plate                       3,583                    0              10,750
       Mr. Wallace**                   2,500                    0               7,500
       Mr. Weness                      3,333                    0              10,000

       *   Mr. Larson resigned from the Fund effective May 14, 2004.

      ** Mr. Wallace was elected as a trustee of the Fund effective May 20, 2004.

     *** The EquiTrust Fund complex consists of three registered investment companies with a total of 13 portfolios.

     Trustees and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

COMMITTEES OF BOARD OF TRUSTEES

     The Board of Trustees has established an Audit Committee. The Audit Committee of the Fund recommends the selection of an independent registered public accounting firm for the Fund, reviews with such independent registered public accounting firm the planning, scope and results of their audit of the Fund's financial statements and the fees for service performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee consists of five members, including Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are non-interested Trustees of the Fund. The Audit Committee met two times in 2004.

     The Board of Trustees has also established a Nominating Committee. The Nominating Committee of the Fund selects and nominates all nominees for those Trustee positions to be held by individuals who are not interested persons of the Fund. The Nominating Committee consists of five members, Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are non-interested Trustees of the Fund. The Nominating Committee held one meeting during 2004. Shareholders may submit recommendations for nominees to the Board of Trustees to the attention of the Chairman of the Nominating Committee.

INVESTMENT ADVISER

     The following information supplements the information set forth in the Prospectus under the heading "Portfolio Management." Pursuant to an Investment Advisory and Management Services Agreement dated April 6, 1987 ("Agreement"), EquiTrust Investment Management Services, Inc. ("Adviser") acts as the Fund's investment adviser and manager, subject to the review of the Board of Trustees. The Agreement was amended August 21, 1996, May 1, 1997 and May 21, 2003. The Adviser is a wholly-owned subsidiary of FBL Financial Services, Inc., which is a wholly-owned subsidiary of FBL Financial Group, Inc., an Iowa corporation, 62.90% of whose outstanding voting power is owned in shares of various classes by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The Adviser also acts as the investment adviser to individuals, institutions and two other mutual funds: EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

     The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

     Under the Agreement, the Adviser regularly provides the Fund with investment research, advice and supervision, and furnishes an investment program consistent with the investment objective(s) and policies of each Portfolio, determining, for each Portfolio, what securities shall be purchased and sold and what portion of the Portfolio's assets shall be held uninvested, subject always to: (i) the provisions of the Declaration of Trust, the Fund's by-laws, the Investment Company Act and applicable requirements of the Code; (ii) the Portfolio's investment objective(s), policies and restrictions; and (iii) such policies and instructions as the Board of Trustees may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees (and any committees thereof) regarding the conduct of the business of the Fund. The Adviser has agreed to arrange for any of its officers or directors to serve without salary from the Fund as trustees, officers or agents of the Fund if duly elected to such positions.

     The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities and clerical services and personnel to administer the business affairs of the Fund. As compensation for the Adviser's investment advisory, management and clerical services, as well as the facilities it provides and the expenses it assumes, the Agreement provides for the payment of a monthly fee as described below.

     As compensation for the investment advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on the average daily net assets of each Portfolio as follows:

                                    AVERAGE DAILY NET ASSETS
                          --------------------------------------------
                             FIRST           SECOND          OVER
        PORTFOLIO         $200 MILLION    $200 MILLION    $400 MILLION
        --------------------------------------------------------------
        Money Market              0.25%           0.25%           0.25%
        High Grade Bond           0.30%          0.275%           0.25%
        Managed                   0.45%           0.45%           0.45%
        Strategic Yield           0.45%           0.45%           0.40%
        Value Growth              0.45%           0.45%           0.40%
        Blue Chip                 0.20%           0.20%           0.20%

     The Adviser is not required to pay expenses of the Fund other than those set forth above. Each Portfolio will pay all other expenses incurred in its operation, including a portion of the Fund's general administrative expenses, allocated on the basis of the Portfolio's net assets. Expenses that will be borne directly by the Portfolios include, but are not limited to, the following: net asset value calculations; interest on Fund obligations; miscellaneous reports; membership dues; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; all expenses of registering the Fund's shares under federal and state securities laws; the typesetting costs of printing Fund prospectuses and supplements thereto; investor services (including allocable telephone and personnel expenses); all taxes and fees payable to federal, state or other governmental authorities; fees and expenses of independent registered public accounting firms, legal counsel, custodian, transfer and dividend disbursing agents and any registrar; fees of trustees who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund's operations; such non-recurring expenses as may arise including actions, suits or proceedings affecting the Fund and the legal obligation the Fund may have to indemnify its officers and trustees with respect thereto; and other general expenses. See "Underwriting and Distribution Expenses" and "Other Information--Accounting Services" for a description of certain other Fund expenses.

     The Agreement was most recently approved for continuance on November 18, 2004 by the Board of Trustees, including a vote of a majority of the Trustees who are not "interested persons" of either party to the Agreement. Unless earlier terminated as described below, the Agreement will remain in effect until November 30, 2005. Thereafter, the Agreement will continue in effect, with respect to a Portfolio, from year to year so long as its continuation is approved at least annually by (a) the vote of a majority of those Trustees who are not parties to the Agreement or "interested persons" of either party to the Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either
     (i) the vote of a majority of the Trustees or (ii) the vote of a majority of the outstanding shares of such Portfolio.

     In approving the Agreement for continuance, the Board of Trustees considered, among other factors, the nature, extent and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Fund. The Board evaluated reports from the Adviser that addressed specific factors designed to assist the Board's consideration of these and other issues.

     With respect to the nature, extent and quality of the services provided by the Adviser, the Board reviewed the functions performed by the Adviser, the personnel providing such services and the financial condition of the Adviser and considered the quality of the services provided. The Board concluded that the Adviser is a quality organization and that the services provided to the Fund were satisfactory. The Board also reviewed reports prepared by the Adviser containing information on each Portfolio's total return with comparisons to relevant market indices and to peer groups of funds pursuing broadly similar strategies. The Board noted that overall the performance of the Portfolios was good. In addition, the Board reviewed reports prepared by the Adviser containing information on the Portfolios' expense ratios with comparisons to peer groups of funds pursuing broadly similar strategies and the Portfolios' advisory and management fees and expense ratios in comparison to the fee and expense ratios of funds managed by the Adviser which serve as investment options for variable contracts.
     In considering the advisory and management fees, expense ratios and applicable expense waivers for the Portfolios, the Board concluded that the fee and expense ratios of the Portfolios were reasonable given the quality of services expected to be provided and were competitive with the fee and expense ratios of similar mutual funds, including similar funds managed by the Adviser.

     With respect to the overall fairness of the Agreement, the Board primarily considered the fee structure of the Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund. The Board also considered the fact that the Adviser continues to be subject to an expense reimbursement agreement and that the Adviser has kept expenses at a reasonable level. As a result, the Board concluded that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Funds. In addition, the Board considered the extent to which economies of scale are realized as the Portfolios grow and whether fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that the High Grade Bond, Strategic Yield and Value Growth Portfolios have management fee breakpoints in place and that, as these Portfolios grow, shareholders benefit from lower management fees.

     The Agreement will be deemed to have been approved or disapproved by the Shareholders of a Portfolio if a majority of the outstanding shares of such Portfolio vote for or against approval of the Agreement, notwithstanding
     (a) that the Agreement has not been approved or disapproved by a majority of the outstanding shares of any other Portfolio, and (b) that the Agreement has not been approved or disapproved by a vote of a majority of the outstanding shares of the Fund. The Agreement may be terminated without penalty at any time upon 60 days' notice by either party, and will terminate automatically upon assignment.

     The Agreement provides that the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

     Officers and employees of the Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other Fund relationships.

     For the fiscal years ended December 31, 2004, 2003 and 2002, the advisory and management fee expense was as follows:


        NAME OF PORTFOLIO                  2004           2003           2002
        -------------------------------------------------------------------------
        Money Market Portfolio         $     15,859   $     16,834   $     20,549
        High Grade Bond Portfolio      $     84,158   $     79,209   $     67,034
        Managed Portfolio              $    312,909   $    261,615   $    246,390
        Strategic Yield Portfolio      $    126,623   $    106,561   $     98,281
        Value Growth Portfolio         $    243,579   $    200,871   $    194,610
        Blue Chip Portfolio            $    161,819   $    138,310   $    142,184


     The Adviser has also agreed to reimburse any Portfolio of the Fund to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of that Portfolio exceed 1.50% of its average daily net assets for any fiscal year of the Portfolio. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. This reimbursement agreement will remain in effect for as long as the Agreement remains in effect and cannot be changed without a shareholder vote. In addition, the Adviser has agreed to reimburse any Portfolio to the extent that annual operating expenses, including the investment advisory fee, exceed 0.65%. For the year ended December 31, 2004, no expense reimbursements were made to the Fund by the Adviser. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 2005.

PORTFOLIO MANAGER INFORMATION

     The table below discloses other accounts for which the managers of the Adviser are primarily responsible on a day-to-day basis, for the most recently completed fiscal year ended December 31, 2004.


                                   REGISTERED             OTHER POOLED
                                   INVESTMENT              INVESTMENT
                                   COMPANIES                VEHICLES               OTHER ACCOUNTS
                            --------------------------------------------------------------------------
                              NUMBER       TOTAL        NUMBER       TOTAL        NUMBER       TOTAL
                                OF        ASSETS          OF        ASSETS          OF        ASSETS
PORTFOLIO MANAGERS           ACCOUNTS      ($MM)       ACCOUNTS      ($MM)       ACCOUNTS      ($MM)
------------------------------------------------------------------------------------------------------
Charles T. Happel                   1   $      221      N/A          N/A               3    $    1,286
Robert J. Rummelhart                1   $      221      N/A          N/A               1    $    8,000


For other accounts managed by the portfolio managers, the table below shows the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.


                                   REGISTERED             OTHER POOLED
                                   INVESTMENT              INVESTMENT
                                   COMPANIES                VEHICLES               OTHER ACCOUNTS
                            --------------------------------------------------------------------------
                              NUMBER       TOTAL        NUMBER       TOTAL        NUMBER       TOTAL
                                OF        ASSETS          OF        ASSETS          OF        ASSETS
PORTFOLIO MANAGERS           ACCOUNTS      ($MM)       ACCOUNTS      ($MM)       ACCOUNTS      ($MM)
------------------------------------------------------------------------------------------------------
Charles T. Happel               N/A          N/A          N/A          N/A          N/A          N/A
Robert J. Rummelhart            N/A          N/A          N/A          N/A          N/A          N/A


     Each of our portfolio managers receives a base salary from FBL Financial Group Inc., stock options and contributions to its pension program. In addition, cash bonuses are awarded annually, based on the attainment of firm-wide goals set for FBL Financial Group, Inc. No part of any portfolio manager's compensation is derived from performance or net asset value of any Portfolio.

MATERIAL CONFLICTS OF INTEREST

     Material conflicts of interest that may arise in connection with the managers' oversight of the Portfolios' investments and the investments of other accounts managed include conflicts between the investment strategy of a Portfolio and the investment strategy of such other accounts and conflicts associated with the allocation of investment opportunities between a Portfolio and such other accounts.

     By implementing investment strategies of various accounts, a manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, or accounts that pay performance-based fees. Such favorable treatment could lead to more favorable investment opportunities for some accounts. These accounts may include, among others, mutual funds and separate accounts.

     Managers make investment decisions for each Portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that

     Portfolio. Consequently, managers may purchase (or sell) securities for one Portfolio and not another Portfolio, or may take similar actions for different Portfolios at different times. Consequently, the mix of securities purchased in one Portfolio may perform better than the mix of securities purchased for another Portfolio. Similarly, the sale of securities from one Portfolio may cause that Portfolio to perform better than others if the value of those securities decline.

     Potential conflicts of interest may also arise when allocating and/or aggregating trades. Managers often aggregate into a single trade order several individual contemporaneous orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.

OWNERSHIP OF SECURITIES

     As of December 31, 2004, neither Mr. Rummelhart nor Mr. Happel owned any securities issued by any Portfolio of the Fund.

UNDERWRITING AND DISTRIBUTION EXPENSES

     Pursuant to an Underwriting Agreement ("Underwriting Agreement"), EquiTrust Marketing Services, LLC (the "Distributor"), 5400 University Avenue, West Des Moines, IA 50266, an affiliate of the Adviser, serves as principal underwriter and sole distributor of the Fund's shares. Under the terms of the Underwriting Agreement, the Adviser is not obligated to sell any specific number of shares. The Agreement was approved on December 1, 2003, by the Board of Trustees, including a vote of a majority of the trustees who are not "interested persons" of either party to the Underwriting Agreement. Unless terminated earlier as described below, the Underwriting Agreement will continue in effect from year to year so long as its continuance is approved annually by (a) the vote of a majority of the trustees who are not parties to the Underwriting Agreement or "interested persons" of either party to the Underwriting Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) either
     (i) the vote of a majority of the Trustees or (ii) the vote of a majority of the outstanding shares of the Fund. The Underwriting Agreement may be terminated without penalty at any time upon six months' notice by either party, and will terminate automatically upon assignment. The Distributor has authority, pursuant to the Underwriting Agreement, to enter into similar contracts with other investment companies.

     Pursuant to the Underwriting Agreement, the Fund is responsible for the payment of all fees and expenses of registering its shares under federal and state securities laws. The Fund will also pay the fees and expenses incurred in connection with: (i) the preparation, printing and mailing of annual prospectuses to existing Shareholders; (ii) the preparation, printing and mailing of any notice, proxy statement, report, supplemental prospectus or other communications to Shareholders; and (iii) the printing and mailing of confirmations of purchases of shares. The Fund will also pay for certain other items, including, but not limited to, the following: any issue or initial transfer taxes; the wiring of funds for share purchases and redemptions (unless paid by the Shareholder who initiates the transaction); and the printing and postage of business reply envelopes. The above-described expenses will be allocated among the Portfolios on the basis of their respective net assets.

     The Distributor is obligated to pay for the printing (but not the typesetting) and distribution of prospectuses and statements of additional information to prospective VA contract and VLI policyholders, and the preparation, printing and distribution of any reports or other literature or advertising in connection with the offering of the shares. The Distributor pays all fees and expenses in connection with its qualification and registration as a broker-dealer under federal and state laws. The Distributor also pays for any activity which is primarily intended to result in the sale of shares of the Fund.

     The Distributor has entered into agreements with Participating Insurance Companies pursuant to which the Participating Insurance Companies will assume the Distributor's obligation to pay for the printing and distribution of prospectuses of the Fund in connection with the Participating Insurance Companies' sale of VA contracts and VLI policies. The Distributor continuously offers shares of each Portfolio of the Fund to the separate accounts of Participating Insurance Companies. Such shares are sold at their respective net asset values ("NAV") and involve no sales charge.

     The Distributor also acts as principal underwriter and a distributor of the shares of EquiTrust Money Market Fund, Inc. and EquiTrust Series Fund, Inc.

PROXY VOTING

     The Board has delegated the authority for voting proxies relating to the Fund's portfolio securities to the Adviser, who has agreed to vote such proxies according to the Adviser's Proxy Voting Policies and Procedures. The Adviser's Proxy Voting Policies and Procedures set forth the general principles used to determine how the Adviser votes proxies on securities in client accounts for which the Adviser has proxy voting authority, including the Fund. The Adviser's general policy is to vote proxies in the best interests of clients. In pursuing this policy, the Adviser votes in a manner that is intended to maximize the value of client assets and seeks to align the interests of management of the companies in which it invests with the interests of clients.

     The Adviser's Proxy Voting Policies and Procedures describe how the Adviser usually votes proxies on various matters, such as proposals on corporate governance, changes to capital structure and routine matters including the election of directors and ratification of the appointment of an independent registered public accounting firm. The Adviser's Proxy Voting Policies and Procedures provide that proxies with respect to foreign companies may not be voted where the company is in a country which prohibits shareholders who vote proxies from trading the company's shares within a given period of time around the shareholder meeting date ("share blocking"). If the application of the voting guidelines is unclear, the matter is not covered by the voting guidelines or the voting guidelines call for case-by-case review, the Adviser's Investment Committee will formulate a recommendation on the matter in accordance with the Adviser's goal of maximizing client assets.

     The Adviser's Proxy Voting Policies and Procedures describe how the Adviser addresses conflicts of interest between the Adviser and its clients, including Fund shareholders, with respect to proxy voting decisions.

     Actual or potential conflicts of interest involving a company or companies affiliated with the Adviser of which the Adviser is unaware are not considered conflicts of interest covered by the Proxy Voting Polices and Procedures. To resolve conflicts of which it is aware, the Adviser will (1) obtain client consent before voting in accordance with the voting guidelines or the recommendation of the Investment Committee, (2) refer the matter to a third party proxy voting service or (3) the Investment Committee will prepare a report documenting the conflict, the procedures used to address the conflict, any contacts from outside parties regarding the proposal and the reason for the recommendation. Please refer to Appendix D of this SAI for a description of the policies and procedures adopted by the Adviser.

     Information regarding how the Fund voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-860-2904, and on the SEC's website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     With respect to transactions in portfolio securities, whether through a broker as agent or with a dealer as principal, the Adviser endeavors to obtain for the Fund the most favorable prices and efficient execution of orders. Subject to this primary consideration, the Adviser may place a Portfolio's transactions with firms that furnish research, statistical and other services. In particular, the Adviser may direct brokerage transactions to a specific broker in return for certain data and research-oriented software. Certain affiliates of the Adviser also place portfolio transactions with these brokerage firms, and such affiliates share the benefits of the research and other services obtained from these brokers. The Adviser regards information which is customarily available only in return for brokerage as among the many elements to be considered in arriving at investment decisions. No specific value can be determined for most such information and services and they are deemed supplemental to the Adviser's own efforts in the performance of its duties under the Agreement. Any research benefits derived are available for all clients and not all research services may be used by the Adviser in connection with the Fund.

     Brokerage research services, as provided in Section 28(e) of the Securities Exchange Act of 1934, include: advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends; portfolio strategy and performance of accounts; and the execution of securities transactions and performance of functions incidental thereto (such as clearance and settlement).

     If, in the judgment of the Adviser, the Fund or any Portfolio will be benefited by such supplemental research services, the Adviser is authorized to pay greater spreads or commissions than another broker or dealer may charge for the same transaction. Accordingly, while the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available in every case. Information received from brokerage research will be in addition to and not in lieu of the services required to be performed by the Adviser under the Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Neither the Adviser nor any of its affiliates will receive any brokerage business arising out of portfolio transactions for the Fund.
     The Fund and each Portfolio paid brokerage commissions during the fiscal years ended December 31, 2004, 2003 and 2002 as follows:


        NAME OF PORTFOLIO                    2004           2003           2002
        ---------------------------------------------------------------------------
        The Fund                         $     73,563   $     98,706   $     61,699
        Money Market Portfolio                      0              0              0
        High Grade Bond Portfolio                   0              0              0
        Managed Portfolio                $     34,555   $     38,237   $     21,331
        Strategic Yield Portfolio                   0              0              0
        Value Growth Portfolio           $     35,983   $     27,041   $     25,382
        Blue Chip Portfolio              $      3,025   $     33,428   $     14,986

     In some instances, the Portfolios may deal in securities which are not listed on a national securities exchange but rather are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the "third market." Where transactions are executed in the over-the-counter or "third market," the Adviser will seek to deal with primary market makers but, when necessary, will utilize the services of brokers. In all such cases, the Adviser will attempt to negotiate the best price and execution. Money market instruments generally are traded directly with the issuer. On occasion, other securities may be purchased directly from the issuer. The cost of a Portfolio's securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

     Certain investments may be appropriate for certain of the Portfolios and the Adviser's other clients. Investment decisions for the Portfolios and such other clients are made with a view to achieving their respective investment objectives and after consideration of factors such as their current respective holdings, availability of cash for investment and the size of their respective investments in general. Frequently, a particular security may be bought or sold for only one client, or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more Portfolios or other clients on the same day. In this event, such transactions will be allocated among the Portfolios or other clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. It is the opinion of the Board of Trustees that the benefits available, because of the Adviser's organization, outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Portfolio.

PORTFOLIO TURNOVER

     The portfolio turnover rates for the Portfolios are set forth under "Financial Highlights" in the Prospectus. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Portfolio's securities during a fiscal year by the average monthly value of the Portfolio's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Thus, the portfolio turnover rate measures only that portion of the Portfolio that is considered to be long-term. Portfolio turnover rates may be affected by factors such as purchase and redemption requirements and market volatility and may vary greatly from time to time. Frequency of portfolio turnover will not be a limiting factor if the investment adviser deems it desirable to purchase or sell securities. Increased portfolio turnover may result in greater brokerage commissions and consequent expense to the Portfolio. If any Portfolio were to derive more than 30% of its gross income from the sale of securities held less than three months, it might fail to qualify under the tax laws as a regulated investment company for that year and consequently would lose certain beneficial tax treatment of its income; however, each Portfolio intends to continue to qualify as a regulated investment company each year. See "Taxes."

PORTFOLIO HOLDINGS INFORMATION

     It is the Fund's policy to protect the confidentially of Portfolio holdings and prevent the selective disclosure of non-public information concerning the Portfolios. The Fund maintains Portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to VA contract holders, VLI policyowners, Participating Insurance Companies and third parties of information regarding investments held by the Portfolios. These Portfolio holdings disclosure policies and procedures have been approved by the Fund's Board of Trustees.

     In accordance with SEC regulatory requirements, each Portfolio files a complete schedule of its holdings on a quarterly basis within 60 days of the end of each fiscal quarter in the Fund Annual and Semi-Annual Reports and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

     Each Portfolio generally discloses top ten portfolio holdings on a quarterly basis 45 days after the end of the quarter. Top ten portfolio holdings are posted on the Fund's website.

     Non-public Portfolio holdings information may not be provided to any actual or prospective VA contract holder and VLI policy owner, or any broker-dealer or financial intermediary who seeks such information for purposes of determining whether to invest in the Portfolios. This is not considered a legitimate business need for the information. If such persons request Portfolio holdings information, they may only be provided with information that is disclosed in the latest reports on Forms N-CSR and N-Q filed with the SEC.

     Non-public Portfolio holdings information may be provided to the following categories of persons based upon the fact that they have a legitimate business need for such information and are subject to a duty of confidentiality: the Adviser; Custodian of the Fund; Independent Registered Public Accounting Firm of the Fund; legal counsel for the Fund and to the Independent Trustees of the Fund; ratings or ranking agencies; companies that provide analytical services to the Fund and the Adviser; pricing services employed by the Fund; proxy voting services employed by the Fund; broker-dealers who provide execution or research services for the Fund (including identifying potential buyers and sellers for securities that are held by the Portfolios); broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or it is determined to be unreliable; and companies that provide other services that are deemed to be beneficial to the Portfolios. Other than in the case of the Adviser or a broker-dealer to whom such information has been disclosed for the purpose of executing trades on behalf of the Portfolios of the Fund, all of the aforementioned persons have a duty not to trade on non-public portfolio holdings information. Disclosure of portfolio holdings information to any of the aforementioned persons must be authorized by the Mutual Fund Accounting Director and may be delayed for such period of time as the Mutual Fund Accounting Director deems appropriate in light of the Fund's policy to protect the confidentiality of such information.

     The Fund may grant exceptions to permit additional disclosure of Portfolio holdings information at differing times and with differing lag times to certain individuals or entities. In such cases, disclosure of Portfolio holdings information may be made only with prior written approval of the Chief Compliance Officer of the Fund. Such approval may only be given if the disclosure is in the best interest of VA contract holders and VLI policy owners invested in the Portfolios.

     The Fund's Chief Compliance Officer monitors for compliance with the foregoing policies. Any violations of these policies are reported to the Fund's Board of Trustees on a quarterly basis. The Chief Compliance Officer will periodically report to the Board of Trustees on: (a) approvals to disclose Portfolio holdings information, and (b) the effectiveness of the policies and procedures for disclosure of such information. In no event shall the Adviser, its affiliates or employees, the Fund or any Portfolio receive any direct or indirect compensation in connection with the disclosure of information about Portfolio holdings.

     Any conflict between the interests of VA contract holders and VLI policy owners invested in the Portfolios and the interests of the Adviser or any of its affiliates, will be reported to the Board of Trustees, which will make a determination of whether it is in the best interests of VA contract holders and VLI policy owners to disclose such information.

     The Fund may amend its policies and procedures on the disclosure of Portfolio holdings information in the future.

PURCHASES AND REDEMPTIONS

PURCHASE OF SHARES

     The Fund continuously offers shares of the various Portfolios at the respective NAVs of the Portfolios determined in the manner set forth under "Net Asset Value." Shares of the Fund may be purchased only by the separate accounts of Participating Insurance Companies, which are investment media for the VA contracts or VLI policies issued by the Participating Insurance Companies. (Please refer to the prospectuses for the VA contracts and the VLI policies for a description of how to purchase a contract or policy.)

     Shares of each Portfolio are sold without a sales charge at net asset value next determined after an order for purchase and payment in proper form are received. Payment for shares is made in federal funds transmitted by wire on the next business day following the order for purchase.

REDEMPTION OF SHARES

     The Fund ordinarily redeems full and fractional shares of a Portfolio for cash at the NAV next determined after a request for redemption is received in proper form. The Fund charges no redemption fee. Except as described below, the Fund is required to pay redemption proceeds within seven days after receipt of a proper notice of redemption; however, the Fund intends to pay redemption proceeds within one business day after receipt of such notice.

     The Fund may suspend the right of redemption or postpone the date of payment, with respect to the shares of a Portfolio, during any period when
     (a) trading on the New York Stock Exchange ("NYSE") is restricted as determined by the Commission or such exchange is closed for trading other than customary weekend and holiday closings; (b) an emergency exists, as determined by the Commission, as a result of which disposal of such Portfolio's securities, or determination of the net asset value of such Portfolio, is not reasonably practicable; or (c) the Commission by order permits such suspension for the protection of Shareholders. In such event, redemption will be effected at the NAV next determined after the suspension has been terminated unless the Shareholder has withdrawn the redemption request in writing and the request has been received prior to the day of such determination of NAV.

NET ASSET VALUE

     The NAV per share of each Portfolio is determined as of the earlier of 3:00 p.m. (Central time) or the close of regular trading on the NYSE, on each day that (i) the NYSE is open for business, and (ii) an order for purchase or redemption of shares of the Portfolio is received. The NAV per share of each Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the total number of outstanding shares of such Portfolio.

     The Fund reserves the right to calculate or estimate the NAV of a Portfolio more frequently than once daily if deemed desirable. If the Fund's offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for each Portfolio.

     The following supplements the discussion in the Prospectus under the heading "Other Information--Net Asset Value."

MONEY MARKET PORTFOLIO

     The NAV per share of the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities (including dividends payable), by the number of shares outstanding. The assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. The amortized cost method of valuation involves valuing a security at cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The purpose of the amortized cost method of valuation is to attempt to maintain a constant NAV per share of $1.00. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio securities. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the portfolio securities, valued at amortized cost, with market-based values. Market values are obtained by using actual quotations provided by market makers, estimates of market value (provided the Board of Trustees has reviewed and approved the method of making such estimates), or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more between the Portfolio's $1.00 per share NAV and the NAV calculated by reference to market based valuations were to occur, or if there were other deviations which the Board of Trustees believed would result in dilution or other unfair results material to Shareholders, the Board of Trustees would consider what action, if any, should be initiated.

     The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a fund holding higher yielding securities can be expected to increase; when yields increase, the market value of a fund invested at lower yields can be expected to decline. In addition, if the Money Market Portfolio has net redemptions at a time when interest rates have increased, the Portfolio may be forced to sell portfolio securities prior to maturity at a price below the Portfolio's carrying value. Also, because the Portfolio generally will be valued at amortized cost rather than market value, any yield quoted may be different from the yield that would result if the entire Portfolio were valued at market value, since the amortized cost method does not take market fluctuation into consideration.

OTHER PORTFOLIOS

     The NAV per share of each Portfolio other than the Money Market Portfolio is computed by dividing the total value of the Portfolio's securities and other assets, less liabilities, by the number of Portfolio shares then outstanding. Securities traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities other than money market instruments traded in the over-the-counter market are valued at the mean between closing bid and asked prices or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Money market instruments are valued at market value, except that debt instruments maturing in 60 days or less are valued using the amortized cost method of valuation.

     The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated specifically to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the Fund's books of account, and are charged with the liabilities of such Portfolio and with a share of the general liabilities of the Fund. Expenses with respect to any two or more Portfolios are allocated in proportion to the net assets of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

TAXES

FEDERAL TAX STATUS OF THE PORTFOLIOS

     THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE PORTFOLIOS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

     QUALIFICATION AS REGULATED INVESTMENT COMPANY

     Each Portfolio is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Portfolio to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Portfolio: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Trust intends each Portfolio to do, then under the provisions of Subchapter M of the Code the Portfolio should have little or no liability for federal income taxes. In particular, a Portfolio will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     Each Portfolio generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

     A Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income

     (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and
     (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Portfolio may consist of such other securities of any one issuer, and the Portfolio may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Portfolio must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Portfolio and that are engaged in the same or similar trades or businesses or related trades or businesses.

     DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

     A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years ( the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Portfolio. In order to avoid this excise tax, each Portfolio intends to qualify for this exception each year or intends to make sufficient distributions to satisfy the excise tax avoidance requirement.

     SECTION 817(h) DIVERSIFICATION REQUIREMENTS

     Each Portfolio also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance--companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Portfolios) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Portfolio may invest. In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Portfolio may be required, for example, to alter its investment objectives.

     The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

          - no more than 55% of a Portfolio's total assets may be represented by any one investment

          -    no more than 70% by any two investments

          -    no more than 80% by any three investments

          -    no more than 90% by any four investments

     Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

     COMPLIANCE WITH APPLICABLE REQUIREMENTS

     If for any taxable year a Portfolio fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Portfolio fails to comply with the diversification (or other ) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Portfolios' investment advisers and subadvisers and each Portfolio intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Portfolio than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Portfolio's investment adviser and subadvisers might otherwise select.

     CAPITAL LOSS CARRYFORWARDS

     As of December 31, 2004, the following Portfolios have capital loss "carry forwards" as indicated below. To the extent provided in the Code and regulations there under, a Portfolio may carry forward such capital losses to offset realized capital gains in future years.


                                              EXPIRATION DATES:
        PORTFOLIO               AMOUNT          DECEMBER 31,
        -------------------------------------------------------
        Value Growth      $       3,543,000                2006
        Value Growth      $       2,848,000                2008
        Blue Chip         $       1,786,000                2010
        Strategic Yield   $       1,691,000                2010
        Strategic Yield   $         571,000                2011
        Blue Chip         $       4,672,000                2011
        Blue Chip         $         556,000                2012

     INVESTMENTS IN FOREIGN SECURITIES

     Investment income received from sources within foreign countries, or capital gains earned by a Portfolio investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Portfolio to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Portfolio's assets to be invested within various countries is not now known. The Trust intends that each Portfolio will operate so as to qualify for applicable treaty-reduced rates of tax.

     If a Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any Portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Portfolio's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Portfolio must derive at least 90% of its annual gross income.

     INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

     Each Portfolio that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Portfolio elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Portfolio must meet the 90% distribution requirement to qualify as a regulated investment company, a Portfolio may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     OPTIONS, FUTURES, AND SWAPS

     A Portfolio's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer losses of the Portfolio. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Portfolio, (2) could require the Portfolio to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Portfolio as a regulated investment company, the Trust seeks to monitor transactions of each Portfolio, seeks to make the appropriate tax elections on behalf of each Portfolio and seeks to make the appropriate entries in each Portfolio's books and records when the Portfolio acquires any option, futures contract or hedged investment.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Portfolio may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

     Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a Portfolio generally are not subject to federal income tax on Portfolio earnings or distributions or on gains realized upon the sale or redemption of Portfolio shares until they are withdrawn from the contract or plan. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO THE OWNERS OF VARIABLE LIFE INSURANCE CONTRACTS AND VARIABLE ANNUITY CONTRACTS, SEE THE PROSPECTUSES FOR SUCH CONTRACTS. FOR INFORMATION CONCERNING THE FEDERAL INCOME TAX CONSEQUENCES TO PLAN PARTICIPANTS, SEE THE SUMMARY PLAN DESCRIPTION OR CONTACT YOUR PLAN ADMINISTRATOR.

DIVIDENDS AND DISTRIBUTIONS

     The following supplements the discussion of dividends and distributions in the Prospectus under the headings "Other Information -- Distributions and Taxes -- DISTRIBUTIONS."

     MONEY MARKET PORTFOLIO

     The Money Market Portfolio declares dividends of all its daily net investment income on each day the Portfolio's NAV per share is determined. Dividends are payable monthly and are automatically reinvested and distributed on the last business day of each month in full and fractional shares of the Portfolio at the then-current net asset value.

     Net investment income, for dividend purposes consists of (i) accrued interest income, plus or minus (ii) amortized purchase discount or premium, plus or minus (iii) all short-term realized gains or losses and unrealized appreciation or depreciation on portfolio assets, minus (iv) all accrued expenses of the Portfolio. Expenses of the Portfolio are accrued daily. So long as portfolio securities are valued at amortized cost, there will be no unrealized appreciation or depreciation on such securities.

     HIGH GRADE BOND AND STRATEGIC YIELD PORTFOLIOS

     Each of these Portfolios declares dividends of all its investment income on each day the Portfolio's NAV is determined. Dividends are automatically reinvested and distributed on the last business day of each month. Any short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually.

     OTHER PORTFOLIOS

     It is the policy of each of the Managed, Blue Chip and Value Growth Portfolios to distribute at least annually substantially all its net investment income, if any, and any net realized capital gains.

     Both dividend and capital gain distributions will be made in shares of a Portfolio.

PERFORMANCE INFORMATION

     From time to time, the Fund may advertise several types of performance information for a Portfolio. Each Portfolio, except the Money Market Portfolio, may advertise "average annual total return" and "total return." The High Grade Bond and Strategic Yield Portfolios may also advertise "yield." The Money Market Portfolio may advertise "yield" and "effective yield." Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Portfolio.

     The rate of return for a Portfolio should be distinguished from the rate of return of a corresponding subaccount of a separate account of a Participating Insurance Company, whose rate will reflect the deduction of additional charges, including a mortality and expense risk charge, and therefore will be lower. Contract holders and policyowners should consult the prospectus for the relevant VA contract or VLI policy.

     Average annual total return and total return measure both the net income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Portfolio over the designated period assuming the reinvestment of all dividends and distributions during the period. Thus, these figures reflect the change in value of an investment in the Portfolio during a specified period. Average annual total return will be quoted for at least one-, five- and ten-year periods (or, if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures represent the average annual percentage change in the value of a specific dollar amount invested in the Portfolio's shares for the designated period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period.

     Yield is a measure of the net investment income per share earned over a specific one-month or 30-day period (seven-day period for the Money Market Portfolio) expressed as a percentage of the Portfolio's net asset value per share at the end of the period (except for the Money Market Portfolio where the net asset value per share at the beginning of the period is used). Yield is an annualized figure, meaning that it is assumed that the Portfolio generates the same level of investment income over a one-year period. The effective yield for the Money Market Portfolio is calculated similarly, but the net investment income earned is assumed to be compounded when annualized. The Money Market Portfolio's effective yield will be slightly higher than its yield due to this compounding. Semi-annual compounding is assumed for Portfolios other than the Money Market Portfolio.

     From time to time, the Fund may include in its sales literature and shareholder reports for the High Grade Bond and Strategic Yield Portfolios a quotation of the current "distribution rate" for the Portfolios. The distribution rate is simply a measure of the level of income and short-term capital gain dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Portfolio's investments and from total return, which is a measure of the income actually earned by, plus the effect of any realized or unrealized appreciation or depreciation of such investments, during the period. Distribution rate, therefore, is not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include short-term gains (which may be non-recurring) and may not reflect the amortization of bond premiums.

     Additionally, from time to time, in advertisements or reports to shareholders, a Portfolio may compare its performance to that of the Consumer Price Index or various unmanaged indexes such as the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson/Lehman Government and Corporate Bond Index and the Salomon Brothers High Grade Bond Index. A Portfolio may also use mutual fund quotation services such as Lipper Analytical Services, Inc., an independent mutual fund reporting service, or similar industry services, for purposes of comparing a Portfolio's rank or performance with that of other mutual funds having similar investment objectives. Performance comparisons should not be considered representative of the future performance of any Portfolio.

PERFORMANCE CALCULATION

     A Portfolio's standardized average annual total return quotation is computed in accordance with a method prescribed by rules of the Commission. The standardized average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $1,000 investment in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.

     Calculation of a Portfolio's total return is subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gains dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     The yield for a Portfolio other than the Money Market Portfolio is computed in accordance with the formula set forth below, which is a standardized method prescribed by rules of the Commission. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:

          Yield = 2 [(a-b +1)(TO THE POWER OF 6) - 1]
                      cd

          a = dividends and interest earned during the period.

          b = expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the offering price per share on the last day of the period.

     In computing yield, the Fund follows certain standardized accounting practices specified by Commission rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in accordance with generally accepted accounting principles.

     The Money Market Portfolio's yield is computed in accordance with a standard method prescribed by rules of the Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows. The net investment income per share (accrued interest on portfolio securities, plus or minus amortized premium or discount, less accrued expenses) for the period is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365 and the resulting yield figure is carried to the nearest one hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

     The Money Market Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is [(base period return +1) raised to the power of 365/7] - 1.

     A Portfolio's performance quotations are based upon historical results and are not necessarily representative of future performance. The Fund's shares are sold at net asset value, and return and net asset value will fluctuate except that the Money Market Portfolio seeks to maintain a $1.00 net asset value per share. Factors affecting a Portfolio's performance include general market conditions, operating expenses and investment management. Shares of a Portfolio are redeemable at net asset value, which may be more or less than original cost.

ORGANIZATION OF THE FUND

     The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on November 3, 1986.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of the Portfolios and to divide or combine the shares of any Portfolio into a greater or lesser number of shares of that Portfolio without thereby changing the proportionate beneficial interests in the Portfolio. The shares of the Fund are divided into six separate series (i.e., Portfolios), and the shares of each Portfolio have equal rights and privileges and represent an equal proportionate interest with all other shares of that Portfolio. Upon liquidation of the Fund or any Portfolio of the Fund, Shareholders of each Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to Shareholders. Shares have no preemptive or conversion rights. The right of redemption is described elsewhere herein. Shares of each Portfolio are fully paid and non-assessable by the Fund. The Trustees are authorized to classify unissued shares of the Fund by assigning them to a Portfolio for issuance.

     The assets received by the Fund on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, (subject only to the rights of creditors), are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Fund's books of account.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. The Declaration of Trust contains an express disclaimer of Shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund. The Declaration of Trust also provides for indemnification out of Fund property of any Shareholder held personally liable for the claims and liabilities to which a Shareholder may become subject by reason of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

SHAREHOLDER VOTING RIGHTS

     Shareholders have the right to vote on the election of Trustees and on any and all matters which, by law or the provisions of the Fund's by-laws, they may be entitled to vote. Shareholders of all Portfolios vote for a single set of Trustees; thereafter, the Trustees will serve for terms of unlimited duration (subject to certain removal procedures by the Trustees or the Shareholders).

     All shares of the Fund have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of Shareholders. The Board of Trustees has the power to alter the number of Trustees and to appoint successor Trustees, provided that immediately after the appointment of any successor Trustee at least two-thirds of the Trustees have been elected by shareholders of the Fund. As permitted by Massachusetts law, there normally will be no meetings of Shareholders for the purposes of electing trustees unless and until such time as fewer than a majority of the trustees holding office have been elected by Shareholders. At that time, the Trustees then in office will call a Shareholders' meeting for the election of Trustees. The Trustees must call a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Fund. At such a meeting, a Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares of the Fund have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the Shareholders. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations, or to the regulated investment company provisions of the Code, or to designate and establish additional Portfolios, may be made by the Trustees without the vote or consent of the Shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Fund will continue indefinitely.

     In matters which only affect a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (i) the matter has not been approved by a majority vote of any other Portfolio; or (ii) the matter has not been approved by a majority vote of the Fund.

     To the extent required by law, the Participating Insurance Companies will vote Fund shares held in their separate accounts in accordance with instructions received from the VLI policyowners or VA contract holders having voting interests in the separate accounts. In addition, to the extent required by law, Farm Bureau Life Insurance Company will vote Fund shares held in its general account in proportion to voting instructions received from its VLI policyowners and its VA contract holders. Each share will have one vote and fractional shares will be counted. On any matters affecting an individual Portfolio, only the Shareholders of that Portfolio will be entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio will be required. Shares for which no voting instructions are received shall be voted by the Participating Insurance Companies in proportion to the shares for which voting instructions are received.

     As used in this SAI, the phrase "majority vote" of a Portfolio (or of the Fund) means the vote of the lesser of (i) 67% of the shares of the Portfolio (Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio (Fund).

CONTROL PERSONS

     Farm Bureau Life Insurance Company ("Farm Bureau"), an Iowa corporation and subsidiary of FBL Financial Group, Inc., and EquiTrust Life Insurance Company ("EquiTrust Life"), an Iowa corporation and subsidiary of Farm Bureau, through their separate accounts own substantially all of the Fund's outstanding shares, other than the shares of the Fund purchased for investment by Farm Bureau through its general account to get the Portfolios of the Fund started and any additional shares acquired by Farm Bureau through reinvestment of dividends on those shares. The organizational expenses of the Fund were paid by Farm Bureau.

     Because Farm Bureau and EquiTrust Life own the shares of the Fund, the Fund is deemed to be controlled by Farm Bureau and EquiTrust Life by nature of the definitions contained in the Investment Company Act of 1940. However, Farm Bureau and EquiTrust Life will generally vote the shares of the Fund held by their separate accounts in accordance with instructions received from their VLI policyholders and VA contractholders. The shares held in the general accounts of both Farm Bureau and EquiTrust Life will generally be voted in proportion to voting instructions received from their respective VLI policyholders and VA contractholders. Under certain circumstances, however, Farm Bureau and EquiTrust Life may disregard voting instructions received from VLI policyholders and VA contractholders.

     As of the date of this SAI, Farm Bureau owned approximately 27% of the outstanding voting securities of the Money Market Portfolio through its general account. Such shares were acquired for investment and can only be disposed of by redemption or transfer to an affiliate. Officers and trustees of the Fund owned less than 1% of the outstanding voting securities of each Portfolio.

OTHER INFORMATION

CUSTODIAN

     State Street Bank, 225 Liberty Street, 24th Floor, New York, NY 10281, is the custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Fund's independent registered public accounting firm for the current fiscal year is Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309. The independent registered public accounting firm audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

ACCOUNTING SERVICES

     The Fund has entered into an accounting services agreement with the Adviser pursuant to which the Adviser performs accounting services for the Fund. In addition, the agreement provides that the Adviser shall calculate the Fund's NAV in accordance with the Fund's current Prospectus and prepare for Fund approval and use various tax returns and other reports. For such services, each Portfolio pays EquiTrust an annual fee, payable monthly, of 0.05% of the Portfolio's average daily net assets, with the annual fee payable by a Portfolio not to exceed $30,000. For the fiscal years ended December 31, 2004, 2003 and 2002, the aggregate amounts of such fees paid to the Adviser were $118,331, $109,795 and $105,202 respectively.

DIVIDEND DISBURSING AND TRANSFER AGENT

     EquiTrust Investment Management Services, Inc., serves as the Fund's dividend disbursing and transfer agent.

CODE OF ETHICS

     The Fund, Adviser and Distributor have adopted a joint Code of Ethics. Persons (as defined in the Code) are permitted to make personal securities transactions (including transactions in securities that may be purchased or held by the Fund), subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular after review by appropriate personnel.

LEGAL MATTERS

     The firm of Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Fund.

REGISTRATION STATEMENT

     This SAI and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto which the Fund has filed with the Commission in Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, which reference is hereby made.

FINANCIAL STATEMENTS

     The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Variable Insurance Series Fund for the fiscal year ended December 31, 2004 were filed with the Commission on March 1, 2005 and are incorporated by reference. Additional copies of such Annual Report to Shareholders may be obtained without charge by contacting the Fund.

APPENDIX A -- MONEY MARKET INSTRUMENTS

     The Money Market Portfolio invests in money market instruments maturing in thirteen months or less from the time of investment, including the instruments described below. In addition, the other Portfolios, subject to their respective investment objectives, may invest in certain money market instruments.

     U.S. GOVERNMENT SECURITIES: Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

     U.S. GOVERNMENT AGENCY OR INSTRUMENTALITY SECURITIES: Debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government, some are supported by the full faith and credit of the U.S. Treasury; others are supported only by the limited right of the issuer to borrow from the U.S. Treasury; and others are supported only by the credit of the instrumentality and not the U.S. Treasury.

     OBLIGATIONS OF BANKS OR SAVINGS INSTITUTIONS: Certificates of deposit, bankers' acceptances and other short-term debt obligations of commercial banks or savings and loan associations. None of the Portfolios will invest in any instruments issued by a commercial bank unless it has total assets of at least $100 million and has its deposits insured by the Federal Deposit Insurance Corporation ("FDIC"). Similarly, the Portfolios will not invest in any instrument issued by a savings and loan association unless it has total assets of at least $100 million, has been issued a charter by the Office of Thrift Supervision ("OTS") or was formerly a member of the Federal Home Loan Bank System and is now subject to regulation by the OTS and is insured by the FDIC. However, the Portfolios may invest in an obligation of a bank or savings and loan association with assets of less than $100 million if the principal amount of such obligation is fully covered by FDIC insurance. The limit of such coverage is currently $100,000.

     COMMERCIAL PAPER: Short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs.

     In addition, the Portfolios may invest in commercial paper issued by major corporations in reliance on the so-called "private placement" exemption from registration by Section 4(2) of the Securities Act of 1933 ("Section 4(2)paper") subject to the below-noted requirements with respect to ratings. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolios, who agree that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. A Portfolio's investment adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, the paper will be treated as illiquid unless, pursuant to procedures approved by the Board of Trustees, a particular investment in
     Section 4(2) paper is determined to be liquid. The investment adviser monitors the liquidity of the Portfolios' investments in Section 4(2) paper on a continuing basis.

     OTHER CORPORATE DEBT SECURITIES: Outstanding nonconvertible corporate debt securities (E.G., bonds and debentures) which were not issued as short-term obligations but which have thirteen months or less remaining until maturity.

     REPURCHASE AGREEMENTS: See "Repurchase Agreements" under "Investment Objectives, Policies and Techniques."

     As to obligations of banks or savings institutions, commercial paper, other corporate debt securities and repurchase agreements, a Portfolio only will invest in U.S. dollar-denominated instruments which the Board of Trustees determines present minimal credit risks and which, at the time of acquisition, generally are either:

     1. rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

     2. rated in one of the two highest rating categories by only one NRSRO if that NRSRO is the only NRSRO that has rated the instrument or issuer;

     3. in the case of an unrated instrument, determined by the Board of Trustees to be of comparable quality to either of the above; or

     4. issued by an issuer that has received a rating of the type described in 1 or 2 above on other securities that are comparable in priority and security to the instrument.

     FLOATING AND VARIABLE RATE SECURITIES: The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that float continuously or periodically according to formulas intended to minimize fluctuation in the value of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security ordinarily is determined by reference to, or is a percentage of, a specified market rate such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities have a demand feature ("Variable Rate Demand Securities") entitling the purchaser to resell the securities at an amount approximately equal to the principal amount thereof plus accrued interest. As in the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some specified market rate intended to minimize fluctuation in the value of the instruments. Some of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Portfolio determines the maturity of Variable Rate Securities in accordance with Commission rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

APPENDIX B -- QUALITY COMPOSITION OF BOND PORTFOLIOS

     The tables below reflect the average composition by quality rating of the investment securities of the High Grade Bond Portfolio and the Strategic Yield Portfolio for the fiscal year ended December 31, 2004. Percentages are weighted averages based upon the portfolio composition at the end of each month during the year. The percentage of total assets represented by bonds rated by Moody's and S&P is shown. The percentage of total assets represented by unrated bonds is also shown. Although not specifically rated by Moody's or S&P, U.S. Government securities are reflected as Aaa and AAA (highest quality) for purposes of the tables. The category noted as "Cash and Other Assets" includes all assets other than the rated and unrated bonds reflected in the table including, without limitation, equity securities, preferred stocks, money market instruments, repurchase agreements, options and cash.

     The allocations reflected in the tables do not necessarily reflect the view of the investment adviser as to the quality of the bonds in the Portfolio on the date shown; and they are not necessarily representative of the composition of the Portfolio at other times. The composition of the Portfolio will change over time.

          HIGH GRADE BOND PORTFOLIO COMPOSITION OF PORTFOLIO BY QUALITY

                                    PERCENTAGE                         PERCENTAGE
                                        OF                                 OF
                                   PORTFOLIO BY                       PORTFOLIO BY
              MOODY'S RATING          MOODY'S            S&P               S&P
                 CATEGORY             RATINGS      RATING CATEGORY       RATINGS
         -------------------------------------------------------------------------
         Aaa                              46.08%   AAA                       46.08%
         Aa                                3.73
         A                                10.60    A                         20.63
         Baa                               8.27    BBB                        1.97
         Ba                                1.80    BB                         3.49
         B                                 1.45    B                          0.07
         Not rated                         5.45    Not rated                  5.14
         Cash and Other                            Cash and Other
            Assets                        22.62       Assets                 22.62
                                   ------------                         ----------
                                         100.00%                            100.00%

          STRATEGIC YIELD PORTFOLIO COMPOSITION OF PORTFOLIO BY QUALITY

                                           PERCENTAGE                         PERCENTAGE
                                               OF                                 OF
                                          PORTFOLIO BY                       PORTFOLIO BY
              MOODY'S RATING                 MOODY'S            S&P               S&P
                 CATEGORY                    RATINGS      RATING CATEGORY       RATINGS
         --------------------------------------------------------------------------------
                                                          A                          6.96%
         Baa                                     31.94%   BBB                       20.05
         Ba                                      36.30    BB                        44.44
         B                                        7.02    B                          4.58
                                                          CCC                        0.45
         Not rated                                1.33    Not rated                  0.11
         Cash and Other                                   Cash and Other
            Assets                               23.41       Assets                 23.41
                                          ------------                       ------------
                                                100.00%                            100.00%

     The description of each bond quality category set forth in the tables is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth under "Appendix C -- Description of Corporate Bond Ratings." The ratings of Moody's and S&P represent their opinions as to the capacity to pay interest and principal of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and do not evaluate market value risk. After purchase by a Portfolio, an obligation may cease to be rated or its rating may be reduced. Neither event would require a Portfolio to eliminate the obligation from its portfolio. An issue may be unrated simply because the issuer chose not to have it rated, and not necessarily because it is of lower quality. Unrated issues may be less marketable than rated issues.

APPENDIX C--DESCRIPTION OF CORPORATE BOND RATINGS

     MOODY'S INVESTORS SERVICE, INC.

        Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with "Aaa" securities.

        A: Bonds that are rated A possess many favorable investment attributes and may be considered as upper medium-grade obligations. This rating indicates an extremely strong capacity to pay principal and interest which is considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds rated Baa are considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba:         Bonds rated Ba are judged to have speculative elements;
                    their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

        C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        NR:         Not rated.

     S&P

        AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

        AA:         Bonds rated AA also qualify as high-quality obligations.
                    Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in a small degree.

        A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

        BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

        BB-B-CCC-   Bonds rated BB, B, CCC and CC are regarded, on balance, as
          CC:       predominantly speculative with respect to the issuer's
                    capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                    Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        NR:         Not rated.

     DESCRIPTION OF COMMERCIAL PAPER RATINGS

      MOODY'S

        P-1: The rating P-1 is the highest commercial paper rating assigned by Moody's and indicates that, in Moody's opinion, the issuer or supporting institution has a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries, (2) high rates of return on funds employed, (3) conservative capitalization structures with moderate reliance on debt and ample asset protection,
                    (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

        P-2: The rating P-2 indicates that, in Moody's opinion, the issuer or supporting institution has a strong ability for repayment of senior short-term debt obligations. Strong ability for repayment will normally be evidenced by many of the characteristics listed under the description of "P-1." Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      S&P

        A-1: This designation indicates that the degree of safety regarding timely payment of debt having an original maturity of no more than 365 days is either overwhelming or very strong.

        A-2: This designation indicates that capacity for timely payment of debt having an original maturity of no more than 365 days is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

APPENDIX D - EQUITRUST INVESTMENT MANAGEMENT SERVICES, INC.
PROXY VOTING POLICIES AND PROCEDURES

     POLICY

     EquiTrust Investment Management Services, Inc. (the "Adviser") acts as discretionary investment adviser to various clients, including EquiTrust Series Fund and EquiTrust Variable Insurance Series Fund (collectively referred to as "EquiTrust Mutual Funds"). The Adviser will exercise voting authority with respect to client securities as part of its investment advisory function, unless a client has retained voting authority pursuant to the client's advisory contract with the Adviser. The Adviser will exercise voting authority with respect to securities held by EquiTrust Mutual Funds.

     The Adviser's policy is to vote proxies in the best interests of clients. In pursuing this policy, the Adviser votes in a manner that is intended to maximize the value of client assets. The Adviser seeks to align the interests of management of the companies in which it invests with the interests of clients. The Adviser has established procedures and guidelines, described below, that are intended to implement the Adviser's proxy voting policy.

     PROCEDURES

     Mr. Charles T. Happel, Securities Vice President is responsible for monitoring corporate actions. Mr. Happel is also responsible for ensuring that all proxies are voted in a timely manner and are voted consistently across client accounts.

     Mrs. Lou Ann Sandburg is responsible for monitoring for conflicts of interest between the Adviser (and/or its affiliated persons) and its clients, including EquiTrust Mutual Funds and their respective shareholders/contract owners. Such a conflict may arise when the Adviser has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Mrs. Sandburg with respect to any conflict of interest of which they become aware.

     Mr. Happel will vote all proxies in accordance with the guidelines described below, unless there is a conflict of interest. The following matters will be referred to the Investment Committee for instructions: (1) matters where the application of the guidelines is unclear; (2) matters which are not covered by the guidelines; and (3) matters where the guidelines call for case-by-case review. The Investment Committee will formulate a recommendation on such matters in accordance with the Adviser's goal to maximize the value of client assets. The Investment Committee will provide voting instructions on such matters to Mr. Happel who will vote in accordance with those instructions. (The Investment Committee is comprised of directors/officers of the Adviser as identified in its most recent Authorities and Titles Memorandum.)

     GUIDELINES

     MANAGEMENT PROPOSALS

     Absent unusual circumstances, the Adviser will vote for the following management proposals that have been approved and recommended by the company's board of directors:

          -    Ratification of appointment of independent auditors

          -    General updating/corrective amendments to charter

          - Increase in common stock authorization for stock split or stock dividend

          -    Stock splits

          - Stock option plans that are incentive-based, not excessive and do not permit re-pricing

          - Uncontested election of directors where a majority of board is independent

          -    Elimination of preemptive rights

          - Director's liability and indemnification proposals that conform with applicable state law

          -    Adoption of anti-greenmail provisions

          -    Reductions in supermajority voting requirements

     Absent special circumstances, the Adviser will vote against the following management proposals:

          -    Elimination of cumulative voting

          -    Classified board of directors

          -    Imposition of supermajority voting requirements

          - Capitalization changes which add "blank check" stock or dictate the voting interests of existing shareholders

     Mergers, acquisitions and other corporate transactions, anti-takeover provisions, executive compensation and all other management proposals not described above will be voted on a case-by-case basis at the discretion of the portfolio manager.

     SHAREHOLDER PROPOSALS

     The Adviser will vote for a shareholder proposal if it is a proposal included in the list of proposals the Adviser would vote for if management proposed it. Otherwise, the Adviser will vote on a case-by-case basis at the discretion of the portfolio manager.

     FOREIGN ISSUERS

     The Adviser will vote proxies with respect to foreign issuers in accordance with the above guidelines, unless the issuer is in a country where "share blocking" is practiced. If "share blocking" is practiced, the shares may not be voted unless the appropriate portfolio manager consents. If the portfolio manager does not consent, the shares will not be voted.

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     CONFLICTS OF INTEREST

     The Adviser operates separately from other companies affiliated with FBL Financial Group. As a result, there may be actual or potential conflicts of interest involving an affiliated company or companies of which the Adviser is unaware. Such conflicts will not be considered conflicts of interest covered by these Policies and Procedures. Accordingly, the Adviser will address actual or potential conflicts of interest of which it is aware in one of the following manners:

          - obtain the consent of the client or the Board of EquiTrust Mutual Funds, as applicable, before voting in accordance with the guidelines described above or the recommendation of the Investment Committee;

          -    refer the matter to a third party proxy voting service; or

          - the Investment Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; (3) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (4) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. The Investment Committee will forward such report to Mr. Happel so that the affected proxies may be voted in accordance with such report.

     In any event, the Adviser will report to the Board of EquiTrust Mutual Funds regarding any conflicts of interest with respect to EquiTrust Mutual Funds, including how the conflict was resolved, at the next regularly scheduled Board meeting.

     RECORDKEEPING

     GENERAL

     The Adviser will maintain the following records:

          -    these Policies and Procedures, including any amendments;

          - proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission's (the "SEC") EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

          - records of each vote cast on behalf of a client (provided, however, that the Adviser may rely on a third party subject to the undertaking requirement);

          - documents prepared by the Adviser that were material to making a voting decision or that memorialized the basis for the decision; and

          - records of written client requests for proxy voting information and the Adviser's written response to written and oral client requests.

     The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

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     MUTUAL FUNDS

     With respect to proxies voted on behalf of EquiTrust Mutual Funds, the Adviser will compile (or will coordinate with a third party to compile) for each portfolio of EquiTrust Mutual Funds, as applicable, for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist EquiTrust Mutual Funds in filing Form N-PX with the SEC by August 31 of each year.

     DISCLOSURE

     The Adviser will describe in its brochure these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in its brochure how they may obtain information on how their securities were voted.

     AMENDMENTS

     These Policies and Procedures may be amended by the Adviser from time to time. However, such amendments must be reported to the Board of EquiTrust Mutual Funds at the next regularly scheduled Board meeting.

     Dated July 28, 2003

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